                                                               File Nos. 2-86837
                                                                        811-3859


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                      [ X ]


                         Pre-Effective Amendment No.             [   ]

                     Post-Effective Amendment No. 33             [ X ]

                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                [ X ]

                                Amendment No. 26

                        (Check appropriate box or boxes)
                            VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                            Christine A. Nixon, Esq.

                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
                 immediately upon filing pursuant to paragraph (b) of Rule 485
              --

              X  on May 1, 2001 pursuant to paragraph (b) of Rule 485
              --

                 60 days after filing pursuant to paragraph (a)(1) of Rule 485
              --
                 on [            ] pursuant to paragraph (a)(1) of Rule 485
              --

                            VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS

Item Number in Form N-4                                              Caption
-----------------------                                              -------
1.             Cover Page.............................               Cover Page

2.             Definitions............................               Definitions

3.             Synopsis...............................               Summary; Fee Tables;
                                                                     Examples

4.             Condensed Financial Information........               Condensed Financial
                                                                     Information; Financial
                                                                     Statements

5.             General Description of Registrant,
               Depositor and Portfolio Companies......               Description of
                                                                     Anchor National, the
                                                                     Separate Account and
                                                                     the General Account;
                                                                     Variable Account
                                                                     Options; Fixed
                                                                     Account Option

6.             Deductions.............................               Contract Charges

7.             General Description of
               Variable Annuity Contracts.............               Description of the
                                                                     Contracts

8.             Annuity Period.........................               Income Phase

9.             Death Benefit..........................               Description of the
                                                                     Contract

10.            Purchases and Contract Value...........               Purchases, Withdrawals
                                                                     and Contract Value;
                                                                     Distribution of Contracts

11.            Redemptions............................               Purchases, Withdrawals
                                                                     and Contract Value;
                                                                     Contract Charges

12.            Taxes..................................               Taxes

13.            Legal Proceedings......................               Legal Proceedings

14.            Table of Contents of Statement
               of Additional Information..............               Statement of Additional
                                                                     Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


               Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


Item Number in Form N-4                                             Caption
-----------------------                                             -------
15.            Cover Page.............................              Cover Page

16.            Table of Contents......................              Table of Contents

17.            General Information and History........              Not Applicable

18.            Services...............................              Not Applicable

19.            Purchase of Securities Being Offered...              Variable Account
                                                                    Accumulation Provisions;
                                                                    Description of the
                                                                    Contracts (P); Variable
                                                                    Account Options (P)

20.            Underwriters...........................              Distribution of Contracts (P)

21.            Calculation of Performance Data........              Performance Data

22.            Annuity Payments.......................              Income Phase (P);
                                                                    Income Options (P);
                                                                    Accumulation Units (P)

23.            Financial Statements...................              Financial Statements

                                     PART C

               Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              AMERICAN PATHWAY II

                                   PROSPECTUS


                                  MAY 1, 2001


       AN INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
              FLEXIBLE PURCHASE PAYMENT-NONPARTICIPATING CONTRACT

                                   ISSUED BY

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                           VARIABLE SEPARATE ACCOUNT

     The annuity has 8 investment choices - 1 fixed account option and 7 variable accounts listed below. The one year fixed account option is funded through the general account of Anchor National Life Insurance Company ("Anchor National"). Each of the 7 variable accounts invest solely in the shares of the corresponding series of the Anchor Pathway Fund.

        - Growth                                      - High-Yield Bond
        - International                               - U.S. Government/AAA-Rated Securities
        - Growth-Income                               - Cash Management
        - Asset Allocation

     Anchor National discontinued new sales of the contract as of the close of business on August 31, 1993. Anchor National will continue to accept subsequent payments on existing contracts and to issue the contract to new participants in existing qualified retirement plans using the contract as a funding vehicle.

     Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the American Pathway II contract.


     To learn more about the annuity offered by this prospectus, obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. The SAI is on file with Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears on page 26 of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.


     In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

     THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ANCHOR PATHWAY FUND. YOU SHOULD READ EACH PROSPECTUS CAREFULLY AND RETAIN BOTH FOR FUTURE REFERENCE.

     ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. ANNUITIES ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS CRIMINAL.

                               TABLE OF CONTENTS


                                                              PAGE
ITEM                                                          ----
DEFINITIONS.................................................     3
SUMMARY.....................................................     4
FEE TABLES..................................................     7
EXAMPLES....................................................     8
PERFORMANCE DATA............................................     9
DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT AND THE
  GENERAL ACCOUNT...........................................     9
     Anchor National Life Insurance Company.................     9
     Separate Account.......................................    10
     General Account........................................    10
VARIABLE ACCOUNT OPTIONS....................................    10
     Voting Rights..........................................    11
     Substitution of Securities.............................    11
FIXED ACCOUNT OPTION........................................    11
     Allocations............................................    11
CONTRACT CHARGES............................................    12
     Insurance Charges......................................    12
     Withdrawal Charges.....................................    12
     Investment Charges.....................................    12
     Contract Maintenance Fee...............................    12
     Transfer Fee...........................................    13
     Premium Tax............................................    13
     Income Taxes...........................................    13
     Reduction or Elimination of Charges and Expenses, and
      Additional Amounts Credited...........................    13
     Free Withdrawal Amount.................................    13
DESCRIPTION OF THE CONTRACTS................................    13
     Summary................................................    13
     Ownership..............................................    14
     Annuitant..............................................    14
     Modification of the Contract...........................    14
     Assignment.............................................    14
     Death Benefit..........................................    14
     Enhanced Death Benefit.................................    15
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................    16
     Purchase Payments......................................    16
     Automatic Dollar Cost Averaging Program................    16
     Allocation of Purchase Payments........................    17
     Accumulation Units.....................................    17
     Free Look..............................................    18
     Transfers During the Accumulation Phase................    18
     Distribution of Contracts..............................    19
     Withdrawals............................................    19
     Systematic Withdrawal Program..........................    20
     Minimum Contract Value.................................    20
INCOME PHASE................................................    20
     Annuity Date...........................................    20
     Income Options.........................................    21
     Fixed and/or Variable Income Options...................    21
     Fixed Income Only Options..............................    21
     Other Income Options...................................    22
     Transfers During the Income Phase......................    22
     Deferment of Payments..................................    22
ADMINISTRATION..............................................    22
TAXES.......................................................    23
     Annuity Contracts in General...........................    23
     Tax Treatment of Distributions -- Non-Qualified
      Contracts.............................................    23
     Tax Treatment of Distributions -- Qualified
      Contracts.............................................    23
     Minimum Distributions..................................    24
     Tax Treatment of Death Benefits........................    24
     Diversification........................................    24

                                                              PAGE
ITEM                                                          ----
CUSTODIAN...................................................    25
LEGAL PROCEEDINGS...........................................    25
REGISTRATION STATEMENTS.....................................    25
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT...........    26
FINANCIAL STATEMENTS........................................    26
APPENDIX A -- CONDENSED FINANCIAL
             INFORMATION -- ACCUMULATION UNIT VALUE.........   A-1
APPENDIX B -- PREMIUM TAXES.................................   B-1


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PHASE -- The period during which you invest money in your contract.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) -- The person(s) on whose life (lives) we base income payments.

ANNUITY DATE -- The date on which income payments begin, as selected by you.

ANNUITY UNIT(S) -- A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY -- The person designated to receive any benefits under the contract if you or the Annuitant dies.

FUND -- Anchor Pathway Fund, an open-end management investment company.

INCOME PHASE -- The period during which we make income payments to you.

IRS -- The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) -- A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PURCHASE PAYMENTS -- The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) -- A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

VARIABLE ACCOUNT(S) -- The variable investment options available under the contract. Each Variable Account has its own investment objective and is invested in the underlying investments of the Fund.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This summary sets forth some of the more important points that you should know and consider before investing in the American Pathway II Variable Annuity. The remainder of the prospectus discusses the topics in more detail. We urge you to read it carefully and retain it, and the prospectus for the Fund, for future reference.

WHAT IS AN ANNUITY CONTRACT?

     An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

     The American Pathway II Variable Annuity is a contract between you and Anchor National (the Company, Us, We). It is designed to help you invest on a tax deferred basis and meet long-term financial goals, such as retirement funding.

     Like most annuities, this contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the Variable Accounts you allocate money to and/or the interest rate earned on fixed the account option. During the Income Phase, you will receive income payments from your annuity. Your payments may be fixed in dollar amount, may vary with investment performance of the Variable Accounts or be a combination of both. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     A fixed annuity earns interest at a fixed rate guaranteed by the insurance company. A variable annuity typically provides a fixed account option but also provides Variable Accounts. The Variable Accounts are similar to a mutual fund, but are only available through the purchase of an annuity. Most significantly, you as the contract owner bear the entire investment risk with respect to any Purchase Payments allocated to the Variable Accounts of an annuity. This means that the value of your contract will go up and down, depending on the performance of the Variable Accounts.

     American Pathway II Annuity is a variable annuity with one fixed account option and seven Variable Accounts.

WHAT ARE THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT?

     You may allocate money to the following variable investment series of the
Fund:

        - Growth                                        - High-Yield Bond
        - International                                 - U.S. Government/AAA-Rated
        - Growth-Income                                   Securities
        - Asset Allocation                              - Cash Management

     You may also allocate money to the fixed account option for a period of one year. We call this time period the guarantee period. Anchor National guarantees the interest rate credited to money in the fixed account option. The interest rate offered for the guarantee period may differ from time to time, but we will never credit less than a 4% annual effective rate.

     During the Accumulation Phase, you may transfer among the Variable Accounts and/or the fixed account options. Fifteen free transfers are permitted per contract year. After that, we assess a transfer fee.


HOW MAY I ACCESS MY MONEY?


     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the contingent deferred sales charge (also referred to as the "withdrawal charge"), which have been in your contract one year or longer. You will not get the benefit of a free withdrawal amount upon a full surrender of your contract.

     Withdrawals in excess of these limits may be assessed a withdrawal charge. Generally, withdrawals may be made from your contract in the amount of $500 or more. You may request withdrawals in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.


     There are no withdrawal charges on that portion of your money invested for seven years or more. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, we do not assess withdrawal charges upon payment of a death benefit or when you switch to the Income Phase.


CAN I EXAMINE THE CONTRACT?

     You may cancel your contract within ten days of your receipt of the contract (or longer if required by state law) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will refund an amount equal to the contract value (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?


     Each year, we deduct a $30 contract maintenance fee from your contract. We also deduct insurance charges which equal 1.30% annually of the average daily value of your contract allocated to the Variable Accounts. The insurance charges include: mortality and expense risk, 1.15%, and distribution expense, 0.15%. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals 0.10% annually of the average daily value of your contract allocated to the Variable Accounts.



     As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the Variable Accounts, which are estimated to range from 0.55% to 1.00%.


     If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the Purchase Payments you withdraw. The withdrawal charge is applied against each Purchase Payment as follows:

---------------------------------------------------------------------------------------
 YEAR                      1          2          3          4          5          6
---------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                   5%         5%         5%         5%         5%         0%
---------------------------------------------------------------------------------------

     Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee ($10 in Pennsylvania and Texas) will apply to each subsequent transfer.

     In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT?

     Under the standard death benefit, if the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit.

     The standard death benefit is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last anniversary preceding your death, plus any Purchase Payments and less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.


     We also offer an optional enhanced guaranteed minimum death benefit which is an alternative to the standard death benefit. (SEE DESCRIPTION OF CONTRACTS, ENHANCED DEATH BENEFIT, PAGE 15.)


WHAT ARE THE AVAILABLE INCOME OPTIONS UNDER THE CONTRACT?

     You can select from one of five income options:

       (1) payments for your lifetime;

       (2) payments for your lifetime and your survivor's lifetime;

       (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

       (4) payments for your lifetime, but for not less than 10 or 20 years; and

       (5) payments for a specified period of 3 to 30 years.

     You will also need to decide when your income payments begin and if you want your income payments to fluctuate with investment performance or remain constant. Once you begin receiving income payments, you cannot change your income option.

     If your contract is part of a Non-qualified retirement plan (one that is established with after-tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a Qualified retirement plan using before-tax dollars, the entire payment is taxable as income.

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT):

CONTRIBUTION YEAR
       One..................................................     5%
       Two..................................................     5%
       Three................................................     5%
       Four.................................................     5%
       Five.................................................     5%
       Six..................................................     0%
ANNUAL CONTRACT MAINTENANCE FEE.............................    $30
TRANSFER FEE................................................    $25*
(no transfer fee applies to the first 15 transfers in a
  contract year)

---------------
* $10 in Texas and Pennsylvania.
--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE.......................................  0.80%
EXPENSE RISK CHARGE.........................................  0.35%
DISTRIBUTION EXPENSE CHARGE.................................  0.15%
                                                              ----
       TOTAL EXPENSE CHARGES (EXCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.30%
                                                              ====
OPTIONAL ENHANCED DEATH BENEFIT CHARGE......................  0.10%
       TOTAL EXPENSE CHARGES (INCLUDING OPTIONAL ENHANCED
        DEATH BENEFIT CHARGE)...............................  1.40%

---------------

                ANNUAL OPERATING EXPENSES OF ANCHOR PATHWAY FUND
                 (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE

                  FUND'S FISCAL YEAR ENDED FEBRUARY 28, 2001)



                                                                                                      U.S.
                                                             GROWTH-     ASSET                     GOVERNMENT/      CASH
                                    GROWTH   INTERNATIONAL   INCOME    ALLOCATION    HIGH-YIELD     AAA RATED    MANAGEMENT
                                    SERIES      SERIES       SERIES      SERIES     BOND SERIES      SERIES        SERIES
                                    ------   -------------   -------   ----------   ------------   -----------   ----------
Investment Advisory Fee...........  0.30%        0.60%        0.30%      0.32%         0.33%          0.33%        0.33%
Business Management Fee...........  0.20%        0.24%        0.20%      0.21%         0.22%          0.22%        0.22%
Other Expenses:
  Custodian and trustee fees......  0.04%        0.14%        0.04%      0.06%         0.11%          0.12%        0.12%
  Auditing and legal fees.........  0.00%        0.01%        0.00%      0.02%         0.05%          0.05%        0.05%
  Other expenses..................  0.01%        0.01%        0.01%      0.00%         0.00%          0.00%        0.00%
TOTAL FUND OPERATING EXPENSES.....  0.55%        1.00%        0.55%      0.61%         0.71%          0.72%        0.72%


------------


 THE ABOVE EXPENSES WERE PROVIDED BY THE FUND. THE COMPANY HAS NOT VERIFIED THE
                          ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------


EXAMPLES, if you have not elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment in each Variable Account, assuming 5% annual return on assets and:

     (a) surrender the contract at the end of the stated time period; and
     (b) if the contract is not surrendered*.


                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $70            (a) $110            (a) $154            (a) $225
                                              (b) $20            (b) $ 60            (b) $104            (b) $225
International.............................    (a) $74            (a) $124            (a) $177            (a) $271
                                              (b) $24            (b) $ 74            (b) $127            (b) $271
Growth-Income.............................    (a) $70            (a) $110            (a) $154            (a) $225
                                              (b) $20            (b) $ 60            (b) $104            (b) $225
Asset Allocation..........................    (a) $70            (a) $112            (a) $157            (a) $231
                                              (b) $20            (b) $ 62            (b) $107            (b) $231
High-Yield Bond...........................    (a) $71            (a) $115            (a) $162            (a) $242
                                              (b) $21            (b) $ 65            (b) $112            (b) $242
U.S. Government/AAA Rated.................    (a) $71            (a) $116            (a) $163            (a) $243
                                              (b) $21            (b) $ 66            (b) $113            (b) $243
Cash Management...........................    (a) $71            (a) $116            (a) $163            (a) $243
                                              (b) $21            (b) $ 66            (b) $113            (b) $243



EXAMPLES, if you have elected the enhanced death benefit, you would pay the following expenses on a $1,000 investment in each Variable Account, assuming 5% annual return on assets and:

     (a) surrender the contract at the end of the stated time period; and
     (b) if the contract is not surrendered*.


                  SERIES                      1 YEAR             3 YEARS             5 YEARS             10 YEARS
                  ------                      ------             -------             -------             --------
Growth....................................    (a) $71            (a) $114            (a) $159            (a) $235
                                              (b) $21            (b) $ 64            (b) $109            (b) $235
International.............................    (a) $75            (a) $127            (a) $182            (a) $281
                                              (b) $25            (b) $ 77            (b) $132            (b) $281
Growth-Income.............................    (a) $71            (a) $114            (a) $159            (a) $235
                                              (b) $21            (b) $ 64            (b) $109            (b) $235
Asset Allocation..........................    (a) $71            (a) $115            (a) $162            (a) $242
                                              (b) $21            (b) $ 65            (b) $112            (b) $242
High-Yield Bond...........................    (a) $72            (a) $118            (a) $167            (a) $252
                                              (b) $22            (b) $ 68            (b) $117            (b) $252
U.S. Government/AAA Rated.................    (a) $72            (a) $119            (a) $168            (a) $253
                                              (b) $22            (b) $ 69            (b) $118            (b) $253
Cash Management...........................    (a) $72            (a) $119            (a) $168            (a) $253
                                              (b) $22            (b) $ 69            (b) $118            (b) $253


---------------

* Anchor National does not impose any fees or charges when beginning the Income Phase of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the fee tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The table reflects expenses of the separate account as well as the Fund. The examples do not illustrate the tax consequences of surrendering the contract.

2. The examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the examples.

3. For purposes of the amounts reported in the examples, the contract maintenance fee is calculated by dividing the total amount of contract maintenance fees anticipated to be collected during the year by the total net assets of the separate account's series and the related fixed account assets.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

                                PERFORMANCE DATA
--------------------------------------------------------------------------------

     We advertise the Money Market Account's "yield" and "effective yield." Both figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Account refers to the net income generated for a contract funded by an investment in the Cash Management Account over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Cash Management Account is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven-day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

     In addition, the separate account may advertise "total return" data for its other Variable Accounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Account. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

     The separate account may also advertise an annualized 30-day (or one month) yield figure for Variable Accounts other than the Cash Management Account. These yield figures are based upon the actual performance of the Variable Account over a 30-day (or one month) period ending on a date specified in the advertisement. Like the total return data described above, the 30-day (or one month) yield data will reflect the effect of all recurring contract charges (but will not reflect any withdrawal charges or premium taxes). The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

     More detailed information on the computation of advertised performance data for the separate account is contained in the SAI.

--------------------------------------------------------------------------------

              DESCRIPTION OF ANCHOR NATIONAL, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

ANCHOR NATIONAL LIFE INSURANCE COMPANY

     Anchor National is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067-6022. We conduct life insurance and annuity business in the District of Columbia and all states except New York. We are an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.


     Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., SunAmerica Trust Company, and the SunAmerica Financial Network, Inc. (comprising six wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, premium finance, broker-dealer services and trust administration services.

     Anchor National may advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of Anchor National's financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. These ratings do not relate to the performance of the Variable Accounts.

SEPARATE ACCOUNT

     Anchor National originally established Variable Separate Account (the "separate account") under California law on June 25, 1981. We redomesticated under Arizona law on January 1, 1996 and the separate account was assumed by Anchor National. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Anchor National owns the assets of the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income, gains, and losses (realized and unrealized), resulting from assets in the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of Anchor National.

GENERAL ACCOUNT

     Money allocated to the fixed account option goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

--------------------------------------------------------------------------------


                            VARIABLE ACCOUNT OPTIONS

--------------------------------------------------------------------------------

     The contract currently offers seven variable investment Variable Accounts. These Variable Accounts invest in a specified series of the Fund. These Variable Accounts operate similarly to a mutual fund but are only available through the purchase of this annuity contract. The underlying series of the Fund are:

        - GROWTH SERIES                                 - HIGH-YIELD BOND SERIES
        - INTERNATIONAL SERIES                          - U.S. GOVERNMENT/AAA-RATED
        - GROWTH-INCOME SERIES                            SECURITIES SERIES
        - ASSET ALLOCATION SERIES                       - CASH MANAGEMENT SERIES

     The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940. Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, one of the nation's largest and oldest investment management organizations, serves as the investment adviser to the Fund. The administration and business affairs of the Fund are managed by SunAmerica Asset Management Corp., an indirectly wholly owned subsidiary of the Company.

     The Fund offers its shares solely to the separate account. Fund shares are used solely as the underlying investment medium for the contracts offered in this prospectus. In the future, however, Fund shares may be used as the underlying investment medium for other annuity contracts or variable life contracts offered by the Company. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable life separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable life or variable annuity owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, would need to be taken in response thereto.

     YOU SHOULD READ THE PROSPECTUS FOR THE FUND CAREFULLY. THE PROSPECTUS CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING MORE DETAILED INFORMATION ABOUT EACH SERIES' INVESTMENT OBJECTIVE AND RISK FACTORS.

VOTING RIGHTS

     Anchor National is the legal owner of the Fund's shares. However, when a Variable Account solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION OF SECURITIES

     If Variable Accounts become unavailable for investment, we may be required to substitute shares of another Variable Account. We will seek prior approval of the SEC and give you notice before substituting shares.

--------------------------------------------------------------------------------

                              FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

ALLOCATIONS

     The contract also offers a fixed account option for a 1-year period. We call this time period the guarantee period. The fixed account option pays interest at a rate set and guaranteed by Anchor National. The interest rate may differ from time to time and is set at our sole discretion. We will never credit less than a 4% annual effective rate to the fixed account option. The interest rate offered for new Purchase Payments may differ from interest rates offered for subsequent Purchase Payments and money already in the fixed account option. Once established, the rate for the specified payments do not change during the guarantee period.

     When the guarantee period ends, you may leave your money in the fixed account. You may also reallocate your money to the Variable Accounts. If you want to reallocate your money you must contact us within 30 days after the end of the current guarantee period and instruct us how to reallocate the money. If we do not hear from you, we will keep your money in the fixed account where it will earn the renewal interest rate applicable at that time.

--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

     The amount of this charge is 1.30% annually, of the value of your contract invested in the Variable Accounts. If you elect the enhanced death benefit, we also deduct an enhanced death benefit charge which equals 10% annually, of the value of your contract allocated to the Variable Accounts. We deduct the charge daily.

     The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution we assume. If these charges do not cover all expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference.

WITHDRAWAL CHARGES

     The contract provides a free withdrawal amount every year. (SEE CONTRACT CHARGES, FREE WITHDRAWAL AMOUNT, ON THE NEXT PAGE.) If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge.

     We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for five complete years, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage applies to each Purchase Payment, as follows:


---------------------------------------------------------------------------------
        YEAR              1         2         3         4         5         6
---------------------------------------------------------------------------------
  WITHDRAWAL CHARGE      5%        5%        5%        5%        5%        0%
---------------------------------------------------------------------------------

     When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

     Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, applicable withdrawal charges are deducted from the amount withdrawn.


     We do not assess a withdrawal charge for money withdrawn to pay a death benefit or to begin the Income Phase of your contract. Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES, PAGE 23.


INVESTMENT CHARGES

     Charges are deducted from the Underlying Funds for the advisory and other expenses of the underlying Variable Accounts. THE FEE TABLES LOCATED AT PAGE 7 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the attached prospectus for the Fund.

CONTRACT MAINTENANCE FEE

     During the Accumulation Phase, we subtract a contract maintenance fee from your account once per contract year. This charge compensates us for the cost of contract administration. We deduct the $30 contract maintenance fee from your account value on your contract anniversary. If you withdraw your entire contract value, the fee is deducted from that withdrawal.

TRANSFER FEE


     The contract currently provides for 15 free transfers between investment options each contract year. After that, a charge of $25 applies to each additional transfer in any one contract year ($10 in Pennsylvania and Texas). SEE INCOME PHASE, TRANSFERS DURING THE ACCUMULATION PHASE, PAGE 18.


PREMIUM TAX

     Certain states charge us a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently, we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.


APPENDIX B provides more information about premium taxes.


INCOME TAXES

     We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

     Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria used to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

     We may make such a determination regarding sales to our employees, our affiliates' employees and employees of currently contracted broker-dealers, our registered representatives and immediate family members of all of those described.

     We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.

FREE WITHDRAWAL AMOUNT

     Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn without penalty.

     The contract provides for a free withdrawal amount on your first withdrawal of each contract year. The free withdrawal amount is equal to 10% of total Purchase Payments, still subject to the withdrawal charge, which have been in your contract one year or longer.

     We will waive the withdrawal charge upon payment of a death benefit and when you switch to the Income Phase of your contract.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     This contract works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase while you make payments into the contract. The Income Phase begins when you request that we begin making payments to you out of the money accumulated in your contract.

OWNERSHIP

     You, as the contract owner, are entitled to the rights and privileges of the contract. If you die during the Accumulation Phase, your Beneficiary will become the owner of the contract unless you elect otherwise. Joint owners have equal ownership interests in the contract unless we advise otherwise in writing. Only spouses may be joint owners.

ANNUITANT


     The Annuitant is the person on whose life we base income payments. You may not change the Annuitant at any time. Joint Annuitants are not allowed.


MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive a provision of the contract. Any change or waiver must be in writing. We reserve the right to modify the terms of the contract as necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Non-qualified plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the owner at any time during the lifetime of the Annuitant prior to the Annuity Date. We will not be bound by any assignment until written notice is received by us at our Annuity Service Center. We are not responsible for the validity, tax or other legal consequences of any assignment. An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

     If the contract is issued pursuant to a Qualified plan (or a Non-qualified plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, YOU SHOULD CONSULT A COMPETENT TAX ADVISER SHOULD YOU WISH TO ASSIGN YOUR CONTRACT.

DEATH BENEFIT

     If the Annuitant on your contract dies prior to the Annuity Date, your Beneficiary will receive a death benefit. The standard death benefit is an automatic feature of your contract. We also offer an optional enhanced guaranteed minimum death benefit which you may elect as an alternative to the standard death benefit. The optional enhanced death benefit is described in the next section.

     The standard death benefit on your contract is the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. total Purchase Payments less any withdrawals and partial annuitizations (and any fees or charges applicable to such distributions); or

     3. after your fifth contract year, your contract value on the last contract anniversary preceding your death plus any Purchase Payments and less any withdrawals or partial annuitizations (and any fees or charges applicable to such distributions) since that contract anniversary.


     We do not pay the death benefit if the Annuitant dies after you switch to the Income Phase. However, if the Annuitant dies during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. (SEE INCOME PHASE, INCOME OPTIONS, PAGE 21.)


     You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

     We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

     We may require additional proof before we pay the death benefit.


     The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of the date of the Annuitant's death. If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.


     If you are the Annuitant and your spouse is the Beneficiary, the Beneficiary/spouse can elect to continue the contract at the then current value upon your death. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her.

ENHANCED DEATH BENEFIT

     If you elect the optional enhanced death benefit and the Annuitant on your contract dies prior to the Annuity date we will pay to your Beneficiary the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. the maximum contract anniversary value between the date the enhanced death benefit goes into effect and the Annuitant's 75th birthday.

     A contract anniversary value is equal to the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals or partial annuitizations since that anniversary.

     If you elected the enhanced death benefit prior to May 31, 1998, we will pay the greater of:

     1. the value of your contract at the time we receive satisfactory proof of death; or

     2. the maximum contract anniversary value between the date one year prior to the election of the enhanced death benefit and the Annuitant's 75th birthday.

     You may elect the enhanced death benefit by completing the appropriate form. The optional enhanced death benefit form is available from our Annuity Service Center. If you elected the enhanced death benefit prior to May 31, 1998, it will take effect on the day we receive your election. If you elect the enhanced death benefit on or after May 31, 1998, it will take effect on your contract anniversary following the election, or on your contract anniversary if we receive your election on your contract anniversary. We will transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account with the enhanced death benefit and begin deducting the charge described below on your contract anniversary following election of the enhanced death benefit.

     You may cancel the enhanced death benefit at any time by sending us a written request. If you cancel, the enhanced death benefit will terminate on your next contract anniversary and the standard death benefit will be reinstated. If you cancel the enhanced death benefit on your contract anniversary, the cancellation will take effect on that date. We will cease deducting the charge for the enhanced death benefit upon cancellation and transfer the Accumulation Units in each Variable Account to corresponding Accumulation Units of that Variable Account without the enhanced death benefit. You cannot reinstate the enhanced death benefit after you cancel it.

     We assess a daily charge for the enhanced death benefit so long as the enhanced death benefit is elected and remains in effect. If you elected the enhanced death benefit prior to May 31, 1998, we will waive the daily charge until your contract anniversary following election. The charge is equal to 0.10% of the average daily value of your contract allocated to the Variable Accounts. (SEE FEE TABLES, ANNUAL SEPARATE ACCOUNT EXPENSES ON PAGE 7 AND EXAMPLES ON PAGE 8.)

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PURCHASE PAYMENTS


     An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.



     This chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether your contract is Qualified or Non-qualified for tax purposes. SEE TAXES, PAGE 23.


--------------------------------------------------------------------
                                                     MINIMUM
                          MINIMUM INITIAL           SUBSEQUENT
                          PURCHASE PAYMENT       PURCHASE PAYMENT
--------------------------------------------------------------------
      Qualified                $2,000                  $250
--------------------------------------------------------------------
    Non-Qualified              $5,000                  $500
--------------------------------------------------------------------


     Prior Company approval is required to accept Purchase Payments greater than $1,500,000. The Company reserves the right to refuse Purchase Payments including one which would cause Total Purchase Payments to exceed $1,500,000 at the time of the Purchase Payment. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $25.00.


     We may refuse any Purchase Payment. In general, Anchor National will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone over age 80.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Accounts. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from the Cash Management Account or the fixed account (source accounts) to any other Variable Account. Transfers may be monthly, quarterly, semiannually or annually. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. You may not participate in the DCA program and the systematic withdrawal program at the same time.

     The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Account to the Growth-Income Account over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following hypothetical values:

-----------------------------------------------------------
                       ACCUMULATION            UNITS
      QUARTER           UNIT VALUE           PURCHASED
-----------------------------------------------------------
         1                $ 7.50                100
         2                $ 5.00                150
         3                $10.00                75
         4                $ 7.50                100
         5                $ 5.00                150
         6                $ 7.50                100
-----------------------------------------------------------

     In this example, you paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ALLOCATION OF PURCHASE PAYMENTS


     We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE VARIABLE ACCOUNT OPTIONS, PAGE 10 AND FIXED ACCOUNT OPTION, PAGE 11.



     In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will:


     - Send your money back to you, or;

     - Ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS


     When you allocate a Purchase Payment to the Variable Accounts, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit will go up and down based on the performance of the Variable Accounts.


     We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Account;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

     We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Account.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Asset Allocation Account. The value of an Accumulation Unit for the Asset Allocation Account is $11.10 when the NYSE closes on Wednesday. Your Purchase Payment of $25,000 is then divided by $11.10 and we credit your contract on Wednesday night with 2252.52 Accumulation Units of the Asset Allocation Account.

     Performance of the Variable Accounts and the charges and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

     You may cancel your contract within ten days after receiving it (or longer if required by state law). Anchor National calls this a "free look." To cancel, you must mail the contract along with your free look request to the Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request. The amount refunded to you may be more or less than the amount you originally invested.

     Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

TRANSFERS DURING THE ACCUMULATION PHASE

     During the Accumulation Phase you may transfer funds between the Variable Accounts and/or the fixed account options. You must transfer at least $500. If less than $500 will remain in any Variable Account after a transfer, that amount must be transferred as well. You may not transfer more than 25% of the fixed account value to the Variable Accounts per contract year. Additionally, transfers from the fixed account may not be made during the 90 days preceding your Annuity Date.

     You may request transfers of your account value between the Variable Accounts and/or the fixed account option in writing or by telephone. We currently allow 15 free transfers per contract per year. A charge of $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year applies after the first 15 transfers. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year.

     We accept transfer requests by telephone unless you specify not to on your contract application. Additionally, in the future you may be able to execute transfers or other financial transactions over the internet. When receiving instructions over the telephone, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone.

     Upon implementation of internet account transfers we will have appropriate procedures in place to provide reasonable assurance that the transactions executed are genuine. Thus, Anchor National would not be responsible for any claim, loss or expense from any error resulting from instructions received over the internet. If we fail to follow any procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

     We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that:

     - Excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Accounts; or

     - The underlying Variable Accounts inform us that they need to restrict the purchase or redemption of the shares because of excessive trading or because a specific transfer or group of transfers is deemed to have a detrimental effect on share prices of affected underlying Variable Accounts.

     Where permitted by law, we may accept your authorization for a third party to make transfers for you subject to certain rules. We reserve the right to suspend or cancel such acceptance at any time and will notify you accordingly. Additionally, we may restrict the investment options available for transfers during any period in which such third party acts for you. We will notify such third party beforehand regarding any restrictions. However, we will not enforce these restrictions if we are satisfied that:

     - such third party has been appointed by a court of competent jurisdiction to act on your behalf; or

     - such third party is a trustee/fiduciary for you or appointed by you to act on your behalf for all your financial affairs.

     We may provide administrative or other support services to independent third parties you authorize to make transfers on your behalf. We do not currently charge extra for providing these support services. This includes, but is not limited to, transfers between investment options in accordance with market timing strategies. Such independent third parties may or may not be appointed with us for the sale of annuities. However, WE DO NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE. WE TAKE NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATION AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR FOR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.


     For information regarding transfers during the Income Phase, SEE INCOME PHASE, TRANSFERS DURING THE INCOME PHASE, PAGE 22.


     We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DISTRIBUTION OF CONTRACTS

     Registered representatives of broker-dealers sell the contract. Anchor National pays commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5.5% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments. No underwriting fees are paid in connection with the distribution of the contract.

     From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

     SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services is an affiliate of Anchor National is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS

     You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;


     - by receiving income payments during the Income Phase. (SEE INCOME PHASE, PAGE 20.)



     Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal. If you withdraw your entire contract value, a deduction for premium taxes and the contract maintenance fee also occurs. (SEE CONTRACT CHARGES, WITHDRAWAL CHARGE, PAGE 12.)


     Under most circumstances, the partial withdrawal minimum is $500. We require that the value of your contract be at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide different instructions, partial withdrawals will be made pro rata from each Variable Account and the fixed account option in which your contract is invested.

     Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. (SEE TAXES ON PAGE 23.)


     We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Accounts is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

     Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

     During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $250. You may withdraw up to 10% of your total Purchase Payments in any twelve month period. There must be at least $100 remaining in each Variable Account after a withdrawal from your contract at all times. Other withdrawals may be subject to a withdrawal charge and taxation, and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program. You may not participate in both the systematic withdrawal program and the DCA program at the same time.

     The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. Anchor National reserves the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

     Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

--------------------------------------------------------------------------------

                                  INCOME PHASE
--------------------------------------------------------------------------------

ANNUITY DATE


     During the Income Phase, we use the money accumulated in your contract to make regular monthly income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least thirty days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Additionally, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


     Income payments must begin on or before your 85th birthday (80th birthday if your contract was issued prior to June 1, 1990.) If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

     If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.


     In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. (SEE TAXES, PAGE 23.)

INCOME OPTIONS


     Currently, this contract offers six income options, four of which can provide variable income payments, fixed income payments or a combination of both and two options which provide a fixed income stream only. Depending on the income option you select, your payments may be fixed or variable. Further, if you are invested in both the fixed and variable investment options when payments begin, your payments will be fixed and variable. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3.


     We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

FIXED AND/OR VARIABLE INCOME OPTIONS

     OPTION 1 -- LIFE INCOME ANNUITY

     This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

     This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. During the survivor's lifetime, we determine variable income payments by using two-thirds of the number of each type of Annuity Units credited to your contract. Fixed monthly payments during the lifetime of the survivor will be equal to two-thirds of the fixed monthly payment paid during your joint lifetimes. Income payments stop when the survivor dies.

     OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED


     This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.


     OPTION 4 -- LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED


     This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.


FIXED INCOME ONLY OPTIONS

     OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     This option provides income payments for a guaranteed period ranging from 3 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments will be made to the Beneficiary under your contract.

     OPTION 6 -- FIXED PAYMENTS

     The Company holds the amount used to calculate fixed payments under this option in its general account. You earn interest on that amount. Fixed payments will be made in such amounts and at such times as may be agreed upon with the Company, and will continue until the amount held by the Company with interest is exhausted. The final payment will be for the balance remaining and may be less than the amount of each preceding payment. Interest will be credited yearly on the amount remaining unpaid at a rate determined by the Company from time to time, but not less than 4% per year compounded annually. The rate may be changed at any time. However, that the rate may not be changed more frequently than once during each calendar year.

     We make income payments on a monthly basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, the frequency of your payments may be decreased, state law allowing.

     If you are invested in the Variable Accounts after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin, and;


     - the contract value in the Variable Accounts on the Annuity Date, and;


     - the 4% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Accounts in which you are invested during the time you receive income payments.

     If you are invested in both the fixed account option and the Variable Accounts after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

OTHER INCOME OPTIONS

     Other income options may be made available to you at the sole discretion of Anchor National. However, to the extent that withdrawal charges would otherwise apply to a withdrawal, the same withdrawal charge may apply to any additional income option.

     If your contract was issued under Sections 401, 403(b) or 408 of the IRC, we can only make payments to you or to your spouse.

TRANSFERS DURING THE INCOME PHASE

     During the Income Phase, one transfer per month is permitted between the Variable Accounts. Transfers during the Income Phase are effected on the first day of the month following your request. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

     We may defer making fixed income payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

--------------------------------------------------------------------------------

                                 ADMINISTRATION
--------------------------------------------------------------------------------

     We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.


     We send out transaction confirmations and quarterly statements. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

--------------------------------------------------------------------------------


                                     TAXES
--------------------------------------------------------------------------------

     NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

     The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments automatically provide tax deferral regardless of whether the underlying contract is an annuity. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.


     If you do not purchase your contract under a pension plan, a specially sponsored employer program or an Individual Retirement Account ("IRA"), your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



     If you purchase your contract under a pension plan, a specially sponsored employer program or as an IRA, your contract is referred to as a Qualified contract. Examples of qualified plans are: IRAs, Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS


     If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For income payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS

     Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. Any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.

     The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments.

MINIMUM DISTRIBUTIONS


     Generally, the IRS requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) for Qualified contracts other than IRAs, the calendar year in which you retire. Minimum distributions are not required under a Roth IRA contract during your lifetime. Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



     The IRS has issued new proposed regulations regarding required minimum distributions from Qualified contracts. These new rules are to be effective January 1, 2002. However, these new rules may be used in determining required minimum distributions for 2001 by owners of IRAs, Tax-Sheltered Annuities and pension and profit sharing plans. You should consult your Qualified plan sponsor and your tax advisor to determine if these new rules are available for your benefit.



TAX TREATMENT OF DEATH BENEFITS



     Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



     Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includable in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.



     If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or contract value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


DIVERSIFICATION

     The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that each underlying Variable Accounts' management monitors the Variable Accounts so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

     The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Variable Accounts. It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Accounts or the number and type of Variable Accounts owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the underlying Variable Accounts. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

--------------------------------------------------------------------------------

                                   CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

--------------------------------------------------------------------------------

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

--------------------------------------------------------------------------------

                            REGISTRATION STATEMENTS
--------------------------------------------------------------------------------

     Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). It files reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
7 World Trade Center, 13th Fl.
New York, NY 10048

     To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

     Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registrations statement and its exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Accounts and the contract, please refer to the registration statement and its exhibits.

     The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

--------------------------------------------------------------------------------

               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

     Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Variable Account Accumulation Provisions....................     3
Performance Data............................................     4
Taxes.......................................................     6
Distribution of Contracts...................................    10
Financial Statements........................................    11


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Financial Statements of the separate account appear in the SAI. Financial information regarding the general account is reported in Anchor National's financial statements, which are also included in the SAI. A copy of the SAI may be obtained by contacting Anchor National, c/o its Annuity Service Center.

                                   APPENDIX A


--------------------------------------------------------------------------------


                        CONDENSED FINANCIAL INFORMATION


                            ACCUMULATION UNIT VALUES

--------------------------------------------------------------------------------

                                                                                                  YEAR ENDED
                                         YEAR       YEAR       YEAR       YEAR       YEAR          11/30/97
          VARIABLE ACCOUNTS             ENDED      ENDED      ENDED      ENDED      ENDED     -------------------
         OF SEPARATE ACCOUNT           11/30/92   11/30/93   11/30/94   11/30/95   11/30/96      *          **
         -------------------           --------   --------   --------   --------   --------   --------   --------
Growth
   Beg. AUV..........................   $29.37     $35.17     $41.05     $41.86     $57.00    $ 64.16    $ 83.15
   End AUV...........................   $35.17     $41.05     $41.86     $57.00     $64.16    $ 78.39    $ 78.38
   Ending Number of AUs (000)........   18,313     17,915     17,020     15,740     12,673     10,205         15
International(1)
   Beg. AUV..........................   $10.01     $ 9.91     $12.48     $13.32     $14.62    $ 17.31    $ 21.44
   End AUV...........................   $ 9.91     $12.48     $13.32     $14.62     $17.31    $ 19.34    $ 19.34
   Ending Number of AUs (000)........    8,666     15,403     19,494     15,613     14,410     11,563          8
Growth-Income
   Beg. AUV..........................   $27.93     $31.99     $35.47     $35.70     $47.04    $ 56.59    $ 70.36
   End AUV...........................   $31.99     $35.47     $35.70     $47.04     $56.59    $ 69.61    $ 69.61
   Ending Number of AUs (000)........   24,304     24,321     21,452     18,752     16,244     13,632         20
Asset Allocation(2)
   Beg. AUV..........................   $12.41     $13.96     $15.25     $14.93     $19.31    $ 22.74    $ 26.52
   End AUV...........................   $13.96     $15.25     $14.93     $19.31     $22.74    $ 26.46    $ 26.45
   Ending Number of AUs (000)........    9,611     10,926      9,558      7,954      6,731      5,870          6
High-Yield Bond
   Beg. AUV..........................   $24.93     $28.06     $32.25     $30.34     $35.62    $ 40.11    $ 44.53
   End AUV...........................   $28.06     $32.25     $30.34     $35.62     $40.11    $ 44.64    $ 44.64
   Ending Number of AUs (000)........    5,272      5,907      4,200      4,115      3,274      2,657          1
U.S. Government/AAA-Rated Securities
   Beg. AUV..........................   $15.89     $17.23     $19.15     $18.12     $20.73    $ 21.58    $ 22.27
   End AUV...........................   $17.23     $19.15     $18.12     $20.73     $21.58    $ 22.61    $ 22.60
   Ending Number of AUs (000)........   13,392     11,935      8,242      6,505      5,045      3,607          3
Cash Management
   Beg. AUV..........................   $15.69     $15.99     $16.20     $16.56     $17.24    $ 17.86        ***
   End AUV...........................   $15.99     $16.20     $16.56     $17.24     $17.86    $ 18.51        ***
   Ending Number of AUs (000)........   12,728     11,875     11,258      5,852      4,993      3,739          0

                                           YEAR ENDED            YEAR ENDED             11/30/99-            YEAR ENDED
                                            11/30/98              11/30/99              12/31/99              12/31/00
          VARIABLE ACCOUNTS            -------------------   -------------------   -------------------   -------------------
         OF SEPARATE ACCOUNT              *          **         *          **         *          **         *          **
         -------------------           --------   --------   --------   --------   --------   --------   --------   --------
Growth
   Beg. AUV..........................  $ 78.39    $ 78.38    $ 96.88    $ 96.78    $139.53    $139.24    $156.14    $155.80
   End AUV...........................  $ 96.88    $ 96.78    $139.53    $139.24    $156.14    $155.80    $158.80    $158.30
   Ending Number of AUs (000)........    8,320        247      7,158        237      7,075        235      6,324        227
International(1)
   Beg. AUV..........................  $ 19.34    $ 19.34    $ 21.87    $ 21.85    $ 32.06    $ 31.99    $ 36.98    $ 36.90
   End AUV...........................  $ 21.87    $ 21.85    $ 32.06    $ 31.99    $ 36.98    $ 36.90    $ 31.87    $ 31.76
   Ending Number of AUs (000)........    8,517        275      7,219        261      7,133        263      6,276        224
Growth-Income
   Beg. AUV..........................  $ 69.61    $ 69.61    $ 79.08    $ 78.99    $ 87.22    $ 87.04    $ 88.70    $ 88.50
   End AUV...........................  $ 79.08    $ 78.99    $ 87.22    $ 87.04    $ 88.70    $ 88.50    $ 96.12    $ 95.82
   Ending Number of AUs (000)........   11,186        346      9,592        331      9,430        324      7,974        284
Asset Allocation(2)
   Beg. AUV..........................  $ 26.46    $ 26.45    $ 28.54    $ 28.51    $ 30.70    $ 30.64    $ 31.47    $ 31.40
   End AUV...........................  $ 28.54    $ 28.51    $ 30.70    $ 30.64    $ 31.47    $ 31.40    $ 34.19    $ 34.08
   Ending Number of AUs (000)........    4,580        117      3,802        110      3,714        110      3,163         93
High-Yield Bond
   Beg. AUV..........................  $ 44.64    $ 44.64    $ 45.51    $ 45.46    $ 43.75    $ 43.66    $ 44.18    $ 44.08
   End AUV...........................  $ 45.51    $ 45.46    $ 43.75    $ 43.66    $ 44.18    $ 44.08    $ 44.31    $ 44.17
   Ending Number of AUs (000)........    2,110         66      1,619         40      1,561         39      1,258         28
U.S. Government/AAA-Rated Securities
   Beg. AUV..........................  $ 22.61    $ 22.60    $ 24.24    $ 24.22    $ 24.12    $ 24.06    $ 23.99    $ 23.94
   End AUV...........................  $ 24.24    $ 24.22    $ 24.12    $ 24.06    $ 23.99    $ 23.94    $ 26.51    $ 26.42
   Ending Number of AUs (000)........    3,209         75      2,573         57      2,518         57      2,116         53
Cash Management
   Beg. AUV..........................  $ 18.51        ***    $ 19.19      19.18    $ 19.81    $ 19.77    $ 19.87    $ 19.83
   End AUV...........................  $ 19.19    $ 19.18    $ 19.81      19.77    $ 19.87    $ 19.83    $ 20.75    $ 20.69
   Ending Number of AUs (000)........    3,222        100      3,449        125      3,630        144      2,576         42


------------


AUV -- Accumulation Unit Value


AU -- Accumulation Units


(1) First offered May 9, 1990.


(2) First offered March 31, 1989.


 * Applies to Contracts Without Optional Enhanced Death Benefit feature.


 **Applies to Contracts With Optional Enhanced Death Benefit feature. Inception dates for the Variable Accounts are 10/15/97, 10/16/97, 10/16/97, 10/17/97,
   11/12/97 and 10/16/97, respectively.


***As of November 30, 1997, there were no funds in this Variable Account.

                           APPENDIX B - PREMIUM TAXES


     Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.


                                                 QUALIFIED    NON-QUALIFIED
                     STATE                       CONTRACT       CONTRACT
===========================================================================
California                                          0.50%          2.35%
---------------------------------------------------------------------------
Maine                                                  0%           2.0%
---------------------------------------------------------------------------
Nevada                                                 0%           3.5%
---------------------------------------------------------------------------
South Dakota                                           0%          1.25%
---------------------------------------------------------------------------
West Virginia                                        1.0%           1.0%
---------------------------------------------------------------------------
Wyoming                                                0%           1.0%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

Please forward a copy (without charge) of the Statement of Additional

Information concerning American Pathway II Variable Annuity Contracts to:

              (Please print or type and fill in all information.)

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                             State                             Zip

Date:  ___________________    Signed:

Return to: Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299

                       STATEMENT OF ADDITIONAL INFORMATION


                            VARIABLE SEPARATE ACCOUNT


         INDIVIDUAL DEFERRED VARIABLE BENEFIT AND FIXED BENEFIT ANNUITY
             FLEXIBLE PURCHASE PAYMENT - NON-PARTICIPATING CONTRACT




                     ANCHOR NATIONAL LIFE INSURANCE COMPANY




                                  May 1, 2001
















       This Statement of Additional Information is not a prospectus, but should be read in conjunction with the American Pathway II Prospectus, dated May 1, 2001, as it may be supplemented, a copy of which may be obtained without charge by writing to Anchor National Life Insurance Company, Service Center, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling (800) 445-SUN2.

                                TABLE OF CONTENTS


TOPIC                                                                      PAGE
Variable Account Accumulation Provision .....................................3
Performance Data ............................................................4
Taxes .......................................................................6
Distribution of Contracts...................................................10
Financial Statements........................................................11

                  VARIABLE ACCOUNT ACCUMULATION PROVISIONS


         ACCUMULATION UNITS - The number of accumulation units purchased for a contract owner ("Owner") with respect to his or her initial purchase payment is determined by dividing the amount credited to each Variable Account by the accumulation unit value for that Variable Account next computed following acceptance of the application (generally the next business day after receipt of payment by the Company). In the event that an application fails to recite all necessary information, the Company will promptly request that the Owner furnish further instructions and will hold the initial purchase payment in a suspense account, without interest, for a period not exceeding five business days from receipt of the application at the Company. If the necessary information is not received within five business days, the Company will return the initial purchase payment to the prospective Owner unless the prospective Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial purchase payment until the application is made complete. The number of accumulation units purchased with respect to subsequent purchase payments is determined by dividing the amount credited to each Variable Account by the applicable accumulation unit value for the valuation period next determined following receipt of the payment by the Company. The accumulation unit value of each Variable Account varies in accordance with the investment experience of that Variable Account, and is affected by the investment experience of the respective Fund series, by expenses and by the deduction of certain charges.

         VALUE OF AN ACCUMULATION UNIT - The accumulation unit value of each Variable Account was arbitrarily set at $10 when the Variable Account was established. The value of an accumulation unit may increase or decrease from one valuation period to the next. All Variable Accounts are valued as of the close of general trading on the New York Stock Exchange. The value for any valuation period is determined by multiplying the value of an accumulation unit for the last prior valuation period by the net investment factor for that Variable Account for the current valuation period. The value of an accumulation unit is independently computed for each Variable Account using the net investment factor applicable to that Variable Account.

         NET INVESTMENT FACTOR - This is an index used to measure the investment performance of a Variable Account from one valuation period to the next. For each Variable Account, the net investment factor for a valuation period is found by dividing (a) by (b), and reducing the result by (c):

         Where (a) is:
                  The net asset value as of the end of the current valuation period of a share of the series of the Fund in which the assets of the Variable Account are invested, plus the per share amount of any dividends and other distributions on those shares since the end of the immediately preceding valuation period;

         Where (b) is:

                  The net asset value of a share of the specified series of the Fund as of the end of the immediately preceding valuation period;

         And where (c) is:
                  The deduction for mortality, expense and distribution expense risks, that shall remain constant at .00356% for each day in the current valuation period. The maximum daily deduction for mortality, expense risks and distribution risks is equivalent to an annual rate of 1.30%.

         To the extent that the net investment factor is less than 1, the accumulation unit value will decrease. To the extent that the net investment factor is greater than 1, the accumulation unit value will increase.

                                PERFORMANCE DATA


         Performance data for the various Variable Accounts are determined in the manner described below.

CASH MANAGEMENT ACCOUNT


         The annualized current yield and the effective yield for the Cash Management Account for the 7 day period ended December 31, 2000 with and without the Enhanced Death Benefit ("EDB") were as follows:



                                   Current Yield       Effective Yield
                                   -------------       ---------------
          A.   With EDB:           3.99%                 4.07%
          B.   Without EDB:        4.13%                 4.22%


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV - SV - CMF)/(SV)

         where:

         SV = value of one Accumulation Unit at the start of a 7 day period

         EV = value of one Accumulation Unit at the end of the 7 day period

         CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

         The change in the value of the Accumulation Unit during the 7 day period reflects the income received, minus any expenses incurred during such 7 day period. The Contract Maintenance Fee ("CMF") is first allocated among the Fixed and Variable Accounts so that each Account's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that investment portfolio. The portion of the CMF allocable to the Cash Management Account is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Account. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Account also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Cash Management Series. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                  Effective Yield = [(Base Period Return + 1)365/7 - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

         The yields quoted should not be considered a representation of the yield of the Cash

Management Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Cash Management Account and changes in interest rates on such investments, but also on factors such as a contract owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Account and for providing a basis for comparison with other investment alternatives. However, the Cash Management Account's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

ALL OTHER VARIABLE ACCOUNTS

         The Variable Accounts other than the Cash Management Account compute their performance data as "total return." The total returns of the various Variable Accounts over the last 1, 5, and 10 year periods, and since their inception, are shown below, both with/without an assumed complete redemption at the end of the period.


             TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIODS ENDING ON

                               DECEMBER 31, 2000

                        (RETURN WITH/WITHOUT REDEMPTION)



                                           1 YEAR               5 YEAR              10 YEAR          SINCE INCEPTION
WITHOUT ENHANCED      INCEPTION       -----------------    ----------------    -----------------    ------------------
DEATH BENEFIT           DATE           WITH     WITHOUT    WITH     WITHOUT    WITH      WITHOUT    WITH       WITHOUT
----------------      ---------       ------    -------    -----    -------    -----     -------    -----      -------
Growth                02/08/84         -3.32%     1.68%    22.83%    23.27%    20.65%     20.65%    17.74%      17.74%
Growth-Income         02/08/84          3.33%     8.33%    14.52%    15.09%    14.73%     14.73%    14.29%      14.29%
High-Yield Bond       02/08/84         -4.84%     0.16%     3.20%     4.06%     8.23%      8.23%     9.15%       9.15%
U.S. Government       11/19/85          5.35%    10.35%     3.82%     4.67%     6.24%      6.24%     6.60%       6.60%
Asset Allocation      05/05/89          3.59%     8.59%    11.15%    11.80%    12.10%     12.10%    10.96%      10.96%
International         05/09/90        -18.88%   -13.88%    16.13%    16.68%    12.64%     12.64%    11.38%      11.38%


*Inception dates are changed per trust information



WITH ENHANCED
DEATH BENEFIT                               1 YEAR              5 YEAR               10 YEAR           SINCE INCEPTION
-------------                         -----------------    ----------------    -------------------    -----------------
FUND NAME            INCEPTION DATE    WITH     WITHOUT    WITH     WITHOUT     WITH       WITHOUT    WITH      WITHOUT
---------            --------------   ------    -------    -----    -------     -----      -------    -----     -------
Growth                02/08/84         -3.42%    1.58%     22.73%   23.17%      20.55%     20.55%     17.64%     17.64%
Growth-Income         02/08/84          3.22%    8.22%     14.42%   14.99%      14.63%     14.63%     14.19%     14.19%
High-Yield Bond       02/08/84         -4.96%    0.04%      3.10%    3.96%       8.13%      8.13%      9.05%      9.05%
U.S. Government       11/19/85          5.20%   10.20%      3.72%    4.57%       6.14%      6.14%      6.50%      6.50%
Asset Allocation      05/05/89          3.48%    8.48%     11.05%   11.70%      12.00%     12.00%     10.86%     10.86%
International         05/09/90        -18.96%  -13.96%     16.03%   16.58%      12.54%     12.54%     11.28%     11.28%


*Inception dates are changed per trust information

----------


         Total return figures are based on historical data and are not intended to indicate future performance.


         These figures show the total return hypothetically experienced by contracts funded through the various Variable Accounts over the time periods shown.

        In October 1997, the Company began to offer an optional enhanced death benefit to existing and new policyholders. Choice of this benefit results in a 0.10% increase in the Mortality Risk Charge and slightly reduced annual returns. Therefore, figures are shown both with and without election of the enhanced death benefit.

         Total return for a Variable Account represents a computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Variable Account made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

        P(1+T)n = ERV
         where:
                  P =      a hypothetical initial payment of $1000
                  T =      average annual total return
                  n =      number of year
                ERV =      ending redeemable value of a hypothetical $1000
                           payment made at the beginning of the 1, 5, or 10 year
                           periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

         The total return figures given above reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Account, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption in the case of the first of the two sets of figures given in the table for each Variable Account, tax qualification status and time period. Because the impact of Contract Maintenance Fee on a particular contract owner's account would generally have differed from those assumed in the computation, due to differences between most actual allocations and the assumed ones, as well as differences due to varying account sizes, the total return experienced by an actual account over these same time periods would generally have been different from those given above. As with the Cash Management Account's yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                                      TAXES

GENERAL

         Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

         For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

         The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

         An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and
(2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

         Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS


         Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

         An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

PARTIAL 1035 EXCHANGES

      Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

         The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

         Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

         Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

         (a)      H.R. 10 PLANS

                  Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b)      TAX-SHELTERED ANNUITIES

                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c)      INDIVIDUAL RETIREMENT ANNUITIES

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d)      ROTH IRAS

                  Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

         (e)      CORPORATE PENSION AND PROFIT-SHARING PLANS

                  Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (f)      DEFERRED COMPENSATION PLANS - SECTION 457

                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their Beneficiaries.


                            DISTRIBUTION OF CONTRACTS


        The contracts are offered on a continuous basis through SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of SunAmerica Inc. and a member of the American International Group, Inc. (AIG) family of financial services companies. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


     The audited consolidated financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, are presented in this Statement of Additional Information. The audited consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts.



     The audited financial statements of Variable Separate Account (Portion Relating to the Pathway Variable Annuity) at December 31, 2000, for the year ended December 31, 2000, for the one month ended December 31, 1999 and for the year ended November 30, 1999, are presented in this Statement of Additional Information.



     PricewaterhouseCoopers LLP, 21650 Oxnard Street, Suite 1900, Woodland Hills, California 91367, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants

To the Board of Directors and Shareholder of Anchor National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits on these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Woodland Hills, California

January 31, 2001

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET

                                                   December 31,     December 31,
                                                      2000              1999
                                                   -----------      -----------
                                                          (In thousands)
ASSETS

Investments:
   Cash and short-term investments                 $   169,701      $   462,915
   Bonds, notes and redeemable
      preferred stocks available for sale,
      at fair value (amortized cost:
      December 2000, $4,130,570;
      December 1999, $4,155,728)                     4,007,902        3,953,169
   Mortgage loans                                      684,174          674,679
   Policy loans                                        244,436          260,066
   Separate account seed money                         104,678          144,231
   Common stocks available for sale,
      at fair value (cost: December 2000,
      $1,001; December 1999, $0)                           974             --
   Partnerships                                          8,216            4,009
   Real estate                                          24,139           24,000
   Other invested assets                                18,514           31,632
                                                   -----------      -----------
   Total investments                                 5,262,734        5,554,701

Variable annuity assets held in separate
   accounts                                         20,393,820       19,949,145
Accrued investment income                               57,555           60,584
Deferred acquisition costs                           1,286,456        1,089,979
Receivable from brokers for sales of
   securities                                               15           54,760
Income taxes currently receivable from Parent           60,992             --
Deferred income taxes                                     --             53,445
Other assets                                           127,906          111,880
                                                   -----------      -----------
TOTAL ASSETS                                       $27,189,478      $26,874,494
                                                   ===========      ===========


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                 December 31,       December 31,
                                                     2000              1999
                                                 ------------       ------------
                                                          (In thousands)

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts          $  2,778,229       $  3,254,895
   Reserves for universal life insurance
      contracts                                     1,832,667          1,978,332
   Reserves for guaranteed investment
      contracts                                       610,672            305,570
   Payable to brokers for purchases of
      securities                                        3,662                139
   Income taxes currently payable                        --               23,490
   Modified coinsurance deposit liability              97,647            140,757
   Other liabilities                                  203,015            249,224
                                                 ------------       ------------
   Total reserves, payables and accrued
      liabilities                                   5,525,892          5,952,407
                                                 ------------       ------------
Variable annuity liabilities related to
   separate accounts                               20,393,820         19,949,145
                                                 ------------       ------------
Subordinated notes payable to affiliates               55,119             37,816
                                                 ------------       ------------
Deferred income taxes                                  85,978               --
                                                 ------------       ------------
Shareholder's equity:
   Common stock                                         3,511              3,511
   Additional paid-in capital                         493,010            493,010
   Retained earnings                                  697,730            551,158
   Accumulated other comprehensive loss               (65,582)          (112,553)
                                                 ------------       ------------
   Total shareholder's equity                       1,128,669            935,126
                                                 ------------       ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $ 27,189,478       $ 26,874,494
                                                 ============       ============


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME


                                            Years Ended December 31,
                                           -------------------------   Three Months Ended       Year Ended
                                              2000           1999       December 31, 1998   September 30, 1998
                                           ---------       ---------   ------------------   ------------------
                                                                    (In thousands)

Investment income                          $ 399,355       $ 516,001       $  53,553               $ 218,793
                                           ---------       ---------       ---------               ---------
Interest expense on:
   Fixed annuity contracts                  (140,322)       (231,929)        (22,828)               (112,695)
   Universal life insurance
      contracts                              (86,263)       (102,486)           --                      --
   Guaranteed investment
      contracts                              (34,124)        (19,649)         (3,980)                (17,787)
   Senior indebtedness                          --              (199)            (34)                 (1,498)
   Subordinated notes payable
      to affiliates                           (4,144)         (3,474)           (853)                 (3,114)
                                           ---------       ---------       ---------               ---------
   Total interest expense                   (264,853)       (357,737)        (27,695)               (135,094)
                                           ---------       ---------       ---------               ---------
NET INVESTMENT INCOME                        134,502         158,264          25,858                  83,699
                                           ---------       ---------       ---------               ---------
NET REALIZED INVESTMENT
   GAINS (LOSSES)                            (15,177)        (19,620)            271                  19,482
                                           ---------       ---------       ---------               ---------
Fee income:
   Variable annuity fees                     400,495         306,417          58,806                 200,867
   Net retained commissions                   62,202          51,039          11,479                  48,561
   Asset management fees                      73,922          43,510           8,068                  29,592
   Universal life insurance fees, net         20,258          28,932            --                      --
   Surrender charges                          20,963          17,137           3,239                   7,404
   Other fees                                 12,959           6,327           1,738                   3,938
                                           ---------       ---------       ---------               ---------
TOTAL FEE INCOME                             590,799         453,362          83,330                 290,362
                                           ---------       ---------       ---------               ---------
GENERAL AND ADMINISTRATIVE
   EXPENSES                                 (171,627)       (146,683)        (21,268)                (92,929)
                                           ---------       ---------       ---------               ---------
AMORTIZATION OF DEFERRED
   ACQUISITION COSTS                        (158,007)       (116,840)        (27,070)                (72,713)
                                           ---------       ---------       ---------               ---------
ANNUAL COMMISSIONS                           (56,473)        (40,760)         (6,624)                (18,209)
                                           ---------       ---------       ---------               ---------
PRETAX INCOME                                324,017         287,723          54,497                 209,692
                                           ---------       ---------       ---------               ---------
Income tax expense                          (108,445)       (103,025)        (20,106)                (71,051)
                                           ---------       ---------       ---------               ---------
NET INCOME                                 $ 215,572       $ 184,698       $  34,391               $ 138,641
                                           ---------       ---------       ---------               ---------


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                Years Ended December 31,
                                                ------------------------  Three Months Ended       Year Ended
                                                  2000           1999     December 31, 1998    September 30, 1998
                                                ---------      ---------  ------------------   ------------------
                                                                     (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
  Net unrealized gains (losses)
   on debt and equity securities
   available for sale identified
   in the current period (net of
   income tax expense of $20,444
   and income tax benefit of
   $63,900, $5,517 and $2,168 for
   the years ended December 31,
   2000 and 1999, the three
   months ended December 31, 1998
   and the year ended September
   30, 1998, respectively)                      $  37,968      $(118,669)      $ (10,249)          $  (4,027)

  Less reclassification
   adjustment for net realized
   losses (gains) included in net
   income (net of income tax
   expense of $4,848, $4,165 and
   $116 and income tax benefit of
   $3,210 for the years ended
   December 31, 2000 and 1999,
   the three months ended
   December 31, 1998 and the year
   ended September 30, 1998, respectively)          9,003          7,735             215              (5,963)
                                                ---------      ---------       ---------           ---------
OTHER COMPREHENSIVE INCOME (LOSS)                  46,971       (110,934)        (10,034)             (9,990)
                                                ---------      ---------       ---------           ---------
COMPREHENSIVE INCOME                            $ 262,543      $  73,764       $  24,357           $ 128,651
                                                =========      =========       =========           =========

           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             ----------------------------   Three Months Ended       Year Ended
                                               2000              1999        December 31, 1998   September 30, 1998
                                            -----------       -----------   ------------------   ------------------
                                                                        (In thousands)
CASH FLOW FROM OPERATING
   ACTIVITIES:

   Net income                               $   215,572       $   184,698       $    34,391       $   138,641
   Adjustment to reconcile net
      income to net cash provided
      by operating activities:
         Interest credited to:
             Fixed annuity contracts            140,322           231,929            22,828           112,695
             Universal life insurance
               contracts                         86,263           102,486              --                --
             Guaranteed investment
               contracts                         34,124            19,649             3,980            17,787
         Net realized investment
             losses (gains)                      15,177            19,620              (271)          (19,482)
         Amortization (accretion) of
             net premiums (discounts)
             on investments                      (2,198)          (18,343)           (1,199)              447
         Universal life insurance fees          (20,258)          (28,932)             --                --
         Amortization of goodwill                 1,455               776               356             1,422
         Provision for deferred
             income taxes                       114,127          (100,013)           15,945            34,087
   Change in:
      Accrued investment income                   3,029             9,155            (1,512)           (4,649)
      Deferred acquisition costs               (204,077)         (208,228)          (34,328)         (160,926)
      Other assets                              (16,628)           (5,661)          (21,070)          (19,374)
      Income taxes currently
         receivable/payable                     (84,482)           12,367            16,992           (38,134)
      Other liabilities                         (12,520)           49,504             5,617            (2,248)
   Other, net                                    43,376            20,729             5,510            (5,599)
                                            -----------       -----------       -----------       -----------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                   313,282           289,736            47,239            54,667
                                            -----------       -----------       -----------       -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable
         preferred stocks                      (881,647)       (4,130,682)         (392,515)       (1,970,502)
      Mortgage loans                           (144,303)         (331,398)           (4,962)         (131,386)
      Other investments, excluding
         short-term investments                 (66,722)         (227,268)           (1,992)             --
   Sales of:
      Bonds, notes and redeemable
         preferred stocks                       468,221         2,660,931           265,039         1,602,079
      Other investments, excluding

         short-term investments                  60,538            65,395               142            42,458
   Redemptions and maturities of:
      Bonds, notes and redeemable
         preferred stocks                       429,347         1,274,764            37,290           424,393
      Mortgage loans                            136,277            46,760             7,699            80,515
      Other investments, excluding
         short-term investments                 122,195            21,256               853            67,213
   Cash and short-term investments
      acquired in coinsurance
      transaction with MBL Life
      Assurance Corporation                        --                --           3,083,211              --
   Net cash and short-term investments
      transferred from (to) affiliates
      in assumption with MBL Life
      Assurance Corporation                      (3,314)         (371,634)             --                --
                                            -----------       -----------       -----------       -----------

NET CASH PROVIDED (USED IN) BY
   INVESTING ACTIVITIES                         120,592          (991,876)        2,994,765           114,770
                                            -----------       -----------       -----------       -----------


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                            Years Ended December 31,
                                         -----------------------------     Three Months Ended          Year Ended
                                             2000             1999         December 31, 1998       September 30, 1998
                                         -----------       -----------     ------------------      ------------------
                                                                       (In thousands)
CASH FLOWS FROM FINANCING
   ACTIVITIES:
   Premium receipts on:
      Fixed annuity contracts            $ 1,764,600       $ 2,016,851       $   351,616             $ 1,512,994
      Universal life insurance
         contracts                            58,738            78,864              --                      --
      Guaranteed investment
         contracts                           350,000              --                --                     5,619
   Net exchanges from the fixed
      accounts of variable annuity
      contracts                           (1,994,710)       (1,821,324)         (448,762)             (1,303,790)
   Withdrawal payments on:
      Fixed annuity contracts               (320,778)       (2,232,374)          (41,554)               (191,690)
      Universal life insurance
         contracts                          (145,067)          (81,634)             --                      --
      Guaranteed investment
         contracts                           (78,312)          (19,742)           (3,797)                (36,313)
   Claims and annuity payments on:
      Fixed annuity contracts               (114,761)          (46,578)           (9,333)                (40,589)
      Universal life insurance
         contracts                          (118,302)         (158,043)             --                      --
   Net receipts from (repayments
      of) other short-term
      financings                             (33,689)         (129,512)            9,545                 (10,944)
   Net receipt (payment) related
      to a modified coinsurance
      transaction                            (43,110)          140,757          (170,436)                166,631
   Net receipts from issuances of
      subordinated notes payable
      to affiliate                            17,303              --             170,436                    --
   Change in capital                            --             114,336            70,000                    --
   Dividends paid to Parent                  (69,000)             --                --                   (51,200)
                                         -----------       -----------       -----------             -----------

NET CASH PROVIDED (USED IN) BY
   FINANCING ACTIVITIES                     (727,088)       (2,138,399)          (72,285)                 50,718
                                         -----------       -----------       -----------             -----------

NET INCREASE (DECREASE) IN CASH
   AND SHORT-TERM INVESTMENTS               (293,214)       (2,840,539)        2,969,719                 220,155

CASH AND SHORT-TERM INVESTMENTS
   AT BEGINNING OF PERIOD                    462,915         3,303,454           333,735                 113,580
                                         -----------       -----------       -----------             -----------

CASH AND SHORT-TERM INVESTMENTS
   AT END OF PERIOD                      $   169,701       $   462,915       $ 3,303,454             $   333,735
                                         ===========       ===========       ===========             ===========

SUPPLEMENTAL CASH FLOW
   INFORMATION:
   Interest paid on indebtedness         $     1,841       $     3,787       $     1,169              $     3,912
                                         ===========       ===========       ===========              ===========
   Net income taxes paid (refunded)
    to Parent                            $    78,796       $   190,126       $   (12,302)             $    74,932
                                         ===========       ===========       ===========              ===========


           See accompanying notes to consolidated financial statements

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.       NATURE OF OPERATIONS

         Anchor National Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is an Arizona-domiciled life insurance company which conducts its business through three segments: annuity operations, asset management operations and broker-dealer operations. Annuity operations consist of the sale and administration of deposit-type insurance contracts, including fixed and variable annuities, universal life insurance contracts and guaranteed investment contracts ("GICs"). Asset management operations, which include the distribution and management of mutual funds, are conducted by SunAmerica Asset Management Corp. ("SunAmerica Asset Management"), the Company's registered investment advisor and wholly owned subsidiary and its related distributor, SunAmerica Capital Services, Inc. ("SACS"). Broker-dealer operations involve the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc. ("Royal"), a wholly owned subsidiary of the Company.

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain items have been reclassified to conform to the current period's presentation.

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholders liabilities upon receipt.

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reports in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Separate account seed money consists of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is valued at market. Limited partnerships are accounted for by the cost method of accounting. Real estate is carried at cost, reduced by impairment provisions. Common stock is carried at fair value. Other invested assets include collateralized bond obligations and investments in mutual funds for the Company's asset management operations.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Investment Income or Interest Expense in the income statement. Initially, Swap Agreements are designated as hedges and, therefore, are not marked to market. However, when a hedged asset/liability is sold or repaid before the related Swap Agreement matures, the Swap Agreement is marked to market and any gain/loss is classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap Agreement is marked to market and the resulting change in fair value is included in Investment Income in the income statement. When a Swap Agreement that is designated as a hedge is terminated before its contractual maturity, any resulting gain/loss is credited/charged to the carrying value of the asset/liability that it hedged and is treated as a premium/discount for the remaining life of the asset/liability. Upon adoption of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance, the Company will be required to mark all swap agreements to market as of January 1, 2001 (see "Recently Issued Accounting Standards"). Such adjustment is not anticipated to be material to the shareholder's equity of the Company.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net unrealized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $362,085,000 and $312,764,000 for the years ended December 31, 2000 and
         1999, respectively.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by $21,800,000 and $29,400,000 at December 31, 2000 and 1999,
         respectively, for this adjustment.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         GOODWILL: Goodwill, amounted to $21,604,000 (including accumulated amortization of $18,101,000) and $22,206,000 (including accumulated amortization of $16,350,000) at December 31, 2000 and 1999 respectively. Goodwill is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contractholder reserves for universal life insurance contracts are equal to the policyholder account values before surrender charges.

         MODIFIED COINSURANCE DEPOSIT LIABILITY: Cash received as part of the modified coinsurance transaction described in Note 8 is recorded as a deposit liability. Premiums from the reinsured business is allocated to pay down the liability pursuant to a repayment schedule.

         FEE INCOME: Variable annuity fees, asset management fees, universal life insurance fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade date basis.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, First SunAmerica Life Insurance Company ("FSA"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138 and related implementation guidance. This statement requires the Company to recognize all derivatives in the consolidated balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of derivatives, management does not anticipate that the new statement will have a significant effect on either the earnings or the financial position of the Company.

3.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the consolidated financial statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The consolidated financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for the comparable prior year period are summarized below.

                                                               Three Months Ended
                                                                December 31, 1997
                                                                (In thousands)
                                                               ------------------
         Investment income                                           $ 59,062
         Net investment income                                         25,689
         Net realized investment gains                                 20,935
         Total fee income                                              63,984
         Pretax income                                                 67,654
         Net income                                                  $ 44,348
                                                                     ========

4.       ACQUISITION

         On December 31, 1998, the Company acquired the individual life business and the individual and group annuity business of MBL Life

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION (Continued)

         Assurance Corporation ("MBL Life") (the "Acquisition"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, the Company acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves. The excess of the purchase price over the fair value of net assets received amounted to $92,687,000 at December 31, 2000, after adjustment for the transfer of the New York business to FSA (see below), and is included in Deferred Acquisition Costs in the accompanying consolidated balance sheet. The income statements for the years ended December 31, 2000 and 1999 include the impact of the Acquisition. On a pro forma basis, assuming the Acquisition had been consummated on October 1, 1997, the beginning of the prior-year periods discussed herein, investment income would have been $514,433,000 and net income would have been $162,555,000 for the year ended September 30, 1998.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of New York State ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company's New York affiliate, FSA, via an assumption reinsurance agreement, and the remainder of the business converted to assumption reinsurance in the Company, which superseded the coinsurance agreement. As part of this transfer, invested assets equal to $678,272,000, life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were transferred to FSA.

         The $128,420,000 purchase price was allocated between the Company and FSA based on the estimated future gross profits of the two blocks of business. The portion allocated to FSA was $10,000,000.

         As part of the Acquisition, the Company received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Of this amount, the Company was required to transfer $20,055,000 to the Parent for enhancements on policies which customers elected to convert to fixed annuity policies of the Parent. Included in the Company's reserves transferred to FSA in 1999 were $34,657,000 of such policy enhancement reserves. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to the Company by FSA. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Pursuant to the agreement, the enhancements were scheduled to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.       ACQUISITION (Continued)

         30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $58,329,000 and was either credited to the accounts of the policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. On December 31, 2000, the enhancement reserve for such payments totaled $162,653,000.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                                             Amortized        Estimated
                                                                                                Cost         Fair Value
                                                                                             ----------      ----------
                                                                                                    (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                                                                               $   19,164      $   18,868
Mortgage-backed securities                                                                    1,651,581       1,636,304
Securities of public utilities                                                                  154,076         151,209
Corporate bonds and notes                                                                     1,426,845       1,329,001
Redeemable preferred stocks                                                                       1,375           1,375
Other debt securities                                                                           877,529         871,145
                                                                                             ----------      ----------
    Total                                                                                    $4,130,570      $4,007,902
                                                                                             ==========      ==========
AT DECEMBER 31, 1999:

Securities of the United States
    Government                                                                               $   24,688      $   22,884
Mortgage-backed securities                                                                    1,505,729       1,412,134
Securities of public utilities                                                                  114,933         107,596
Corporate bonds and notes                                                                     1,676,006       1,596,469
Redeemable preferred stocks                                                                       4,375           4,547
Other debt securities                                                                           829,997         809,539
                                                                                             ----------      ----------
    Total                                                                                    $4,155,728      $3,953,169
                                                                                             ==========      ==========

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of December 31, 2000, follow:

                                                                                             Amortized        Estimated
                                                                                                Cost         Fair Value
                                                                                             ----------      ----------
                                                                                                    (In thousands)

Due in one year or less                                                                      $   66,156      $   64,269
Due after one year through
    five years                                                                                  805,277         795,040
Due after five years through
    ten years                                                                                 1,023,591         938,495
Due after ten years                                                                             583,965         573,794
Mortgage-backed securities                                                                    1,651,581       1,636,304
                                                                                             ----------      ----------
    Total                                                                                    $4,130,570      $4,007,902
                                                                                             ==========      ==========

         Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                       Gross          Gross
                                     Unrealized     Unrealized
                                       Gains          Losses
                                     ----------    -----------
                                         (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                       $      17      $    (313)
Mortgage-backed securities              10,000        (25,277)
Securities of public utilities             267         (3,134)
Corporate bonds and notes               12,682       (110,526)
Other debt securities                   11,482        (17,866)
                                     ---------      ---------
    Total                            $  34,448      $(157,116)
                                     =========      =========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                       $      47      $  (1,852)
Mortgage-backed securities               3,238        (96,832)
Securities of public utilities              13         (7,350)
Corporate bonds and notes               10,222        (89,758)
Redeemable preferred stocks                172           --
Other debt securities                    4,275        (24,734)
                                     ---------      ---------
    Total                            $  17,967      $(220,526)
                                     =========      =========


         Gross unrealized gains on equity securities available for sale aggregated $18,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $45,000 at December 31, 2000. There were no unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                Years Ended December 31,
                                -------------------------   Three Months Ended    Year Ended
                                  2000             1999      December 31, 1998 September 30, 1998
                                --------         --------   ------------------ ------------------
                                                        (In thousands)
BONDS, NOTES AND
    REDEEMABLE PREFERRED
    STOCKS:
    Realized gains              $  9,608         $  8,333         $  6,669         $ 28,086
    Realized losses               (5,573)         (26,113)          (5,324)          (4,627)
MORTGAGE LOANS:
    Realized losses                 (276)            --               --               --
COMMON STOCKS:
    Realized gains                   610            4,239               12              337
    Realized losses                 --                (11)              (9)            --
OTHER INVESTMENTS:
    Realized gains                 1,091             --                573            8,824
IMPAIRMENT WRITEDOWNS            (20,637)          (6,068)          (1,650)         (13,138)
                                --------         --------         --------         --------
Total net realized
    investment gains
    (losses)                    $(15,177)        $(19,620)        $    271         $ 19,482
                                ========         ========         ========         ========

         The sources and related amounts of investment income are as follows:

                                 Years Ended December 31,
                                 -------------------------   Three Months Ended    Year Ended
                                   2000             1999      December 31, 1998 September 30, 1998
                                 --------         --------   ------------------ ------------------
                                                          (In thousands)
Short-term investments           $  21,683         $  61,764         $   4,649         $  12,524
Bonds, notes and
    redeemable preferred
    stocks                         290,157           348,373            39,660           156,140
Mortgage loans                      60,608            47,480             7,904            29,996
Common stocks                         --                   7              --                  34
Real estate                            121              (525)               13              (467)
Partnerships                         7,031             6,631               352            24,311
Other invested assets               26,868            58,223             1,700              (572)

Less: investment expenses           (7,113)           (5,952)             (725)           (3,173)
                                 ---------         ---------         ---------         ---------
    Total investment
       income                    $ 399,355         $ 516,001         $  53,553         $ 218,793
                                 =========         =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

5.       INVESTMENTS (Continued)

At December 31, 2000, no investments exceeded 10% of the Company's consolidated shareholder's equity.

At December 31, 2000, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 33% of the aggregate carrying value of the portfolio secured by properties located in California and approximately 10% by properties located in New York. No more than 8% of the portfolio was secured by properties in any other single state.

At December 31, 2000, bonds, notes and redeemable preferred stocks included $267,891,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $3,563,000 of bonds which approximates its estimated fair value.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At December 31, 2000, the Company had one outstanding asset Swap Agreement with a notional principal amount of $97,000,000 and one outstanding liability Swap Agreement with a notional principal amount of $28,688,000. The asset Swap Agreement was entered into in May 2000 and matures in June 2002. The liability Swap Agreement was entered into in December 1996 and matures in December 2024. The interest income on the asset Swap Agreement is included in Investment Income in the income statement, while the interest paid on the liability Swap Agreement is included in Interest Expense on Guaranteed Investment Contracts in the income statement. The net interest income (paid) amounted to $43,000 for the year ended December 31, 2000, $(215,000) for the year ended December 31, 1999, $(54,000)
for the three months ended December 31, 1998 and $(278,000) for the year ended September 30, 1998.

At December 31, 2000, $8,955,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         SEPARATE ACCOUNT SEED MONEY: Fair value is considered to be the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         POLICY LOANS: Carrying value is considered to be a reasonable estimate of fair value.

         PARTNERSHIPS: Fair value of partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RECEIVABLE FROM/PAYABLE TO BROKERS FOR SALES/PURCHASES OF SECURITIES:
         Such amounts represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of a hedging Swap Agreement, determined from independent broker quotes.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

         SUBORDINATED NOTES PAYABLE TO AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

         The estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 compared with their respective carrying values, are as follows:

                                                 Carrying             Fair
                                                   Value              Value
                                                -----------        -----------
                                                        (In thousands)
DECEMBER 31, 2000:

ASSETS:

    Cash and short-term investments             $   169,701        $   169,701
    Bonds, notes and redeemable
       preferred stocks                           4,007,902          4,007,902
    Mortgage loans                                  684,174            711,543
    Policy loans                                    244,436            244,436
    Separate account seed money                     104,678            104,678
    Common stocks                                       974                974
    Partnerships                                      8,216              9,915
    Variable annuity assets held in
       separate accounts                         20,393,820         20,393,820
    Receivable from brokers for sales
       of securities                                     15                 15

LIABILITIES:

    Reserves for fixed annuity contracts          2,778,229          2,618,719
    Reserves for guaranteed investment
       contracts                                    610,672            610,672
    Payable to brokers for purchases of
       securities                                     3,662              3,662
    Variable annuity liabilities related
       to separate accounts                      20,393,820         20,393,820
    Subordinated notes payable to
       affiliates                               $    55,119        $    57,774

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

6.       FAIR VALUE OF FINANCIAL STATEMENTS (Continued)

                                                 Carrying             Fair
                                                   Value             Value
                                                -----------        -----------
                                                         (In thousands)
DECEMBER 31, 1999:

ASSETS:

    Cash and short-term investments             $   462,915        $   462,915
    Bonds, notes and redeemable
       preferred stocks                           3,953,169          3,953,169
    Mortgage loans                                  674,679            673,781
    Policy loans                                    260,066            260,066
    Separate account seed money                     144,231            144,231
    Common stocks                                      --                 --
    Partnerships                                      4,009              9,114
    Variable annuity assets held in
       separate accounts                         19,949,145         19,949,145
    Receivable from brokers for sales
       of securities                                 54,760             54,760

LIABILITIES:

    Reserves for fixed annuity contracts          3,254,895          3,053,660
    Reserves for guaranteed investment
       contracts                                    305,570            305,570
    Payable to brokers for purchases of
       securities                                       139                139
    Variable annuity liabilities related
       to separate accounts                      19,949,145         19,949,145
    Subordinated notes payable to
       affiliates                               $    37,816        $    38,643


7.       SUBORDINATED NOTES PAYABLE TO AFFILIATES

         Subordinated notes (including accrued interest of $2,659,000) payable to affiliates totaled $55,119,000 at interest rates ranging from 8% to 9.5% at December 31, 2000, and require principal payments of $3,000,000 in 2001, $29,060,000 in 2002 and $20,400,000 in 2003.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE

         The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. This exposure was reinsured on approximately 26% of the reserves as of December 31, 2000. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

         Certain of the Company's variable annuities provide for a Guaranteed Minimum Income Benefit in the form of guaranteed benefit payout upon annuitization. All of the annuitization benefit at risk has been reinsured as of December 31, 2000.

         The business which was assumed from MBL Life as part of the Acquisition is subject to existing reinsurance ceded agreements. At December 31, 1998, the maximum retention on any single life was $2,000,000, and a total credit of $5,057,000 was taken against the life insurance reserves, representing predominantly yearly renewable term reinsurance. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $4,160,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

         On August 1, 1999, the Company entered into a modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Hawaii), a non-affiliated stock life insurer. The transaction is accounted for as reinsurance for statutory reporting purposes. As part of the transaction, the Company received cash in the amount of $150,000,000 and recorded a corresponding deposit liability. As payments are made to the reinsurer, the deposit liability is relieved. The cost of this program, which amounted to $12,026,000 for the year ended December 31, 2000 and $3,621,000 for the year ended December 31, 1999, is classified as General and Administrative Expenses in the Consolidated Statement of Income.

         On August 11, 1998, the Company entered into a similar modified coinsurance transaction, approved by the Arizona Department of Insurance, which involved the ceding of approximately $6,000,000,000 of variable annuities to ANLIC Insurance Company (Cayman), a Cayman Islands Stock life insurance company, effective December 31, 1997. As

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.       REINSURANCE (Continued)

         a part of this transaction, the Company received cash amounting to approximately $188,700,000, and recorded a corresponding reduction of DAC related to the coinsured annuities. As payments were made to the reinsurer, the reduction of DAC was relieved. Certain expenses related to this transaction were charged directly to DAC amortization in the income statement. The net effect of this transaction in the income statement was not material.

         On December 31, 1998, the Company recaptured this business. As part of this recapture, the Company paid cash of $170,436,000 and recorded an increase in DAC of $167,202,000 with the balance of $3,234,000 being recorded as DAC amortization in the income statement.

9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has entered into six agreements in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees at December 31, 2000 is $925,000,000. Related to each of these agreements are participation agreements with the Company's Parent, under which the Parent will share in $460,100,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Management does not anticipate any material future losses with respect to these commitments.

         In the ordinary course of business, the Company is obligated to purchase approximately $86,000,000 of asset backed securities as of December 31, 2000.

         The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations or cash flows.

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current  financial strength rating from Moody's is based

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.       COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

         in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2000 and 1999, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                     Years Ended December 31,
                                    ---------------------------     Three Months Ended      Year Ended
                                      2000              1999        December 31, 1998  September 30, 1998
                                    ---------         ---------     -----------------  ------------------
                                                               (In thousands)
ADDITIONAL PAID-IN
    CAPITAL:

    Beginning balances              $ 493,010         $ 378,674         $ 308,674         $ 308,674
    Reclassification of
       Note by the Parent                --             170,436              --                --
    Return of capital                    --            (170,500)             --                --
    Capital contributions
       received                          --             114,250            70,000              --
    Contribution of
       partnership
       investment                        --                 150              --                --
                                    ---------         ---------         ---------         ---------
Ending balances                     $ 493,010         $ 493,010         $ 378,674         $ 308,674
                                    =========         =========         =========         =========
RETAINED EARNINGS:

    Beginning balances              $ 551,158         $ 366,460         $ 332,069         $ 244,628
    Net income                        215,572           184,698            34,391           138,641
    Dividends paid                    (69,000)             --                --             (51,200)
                                    ---------         ---------         ---------         ---------
Ending balances                     $ 697,730         $ 551,158         $ 366,460         $ 332,069
                                    =========         =========         =========         =========
ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):

       Beginning balances           $(112,553)        $  (1,619)        $   8,415         $  18,405
       Change in net
          unrealized gains
          (losses) on debt
          securities
          available for sale           79,891          (198,659)          (23,791)          (23,818)
       Change in net
          unrealized gains
          (losses) on equity
          securities
          available for sale              (27)              (10)              (44)             (950)
       Change in adjustment
          to deferred
          acquisition costs            (7,600)           28,000             8,400             9,400
       Tax effects of net
          changes                     (25,293)           59,735             5,401             5,378
                                    ---------         ---------         ---------         ---------
Ending balances                     $ (65,582)        $(112,553)        $  (1,619)        $   8,415
                                    =========         =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations less equity in undistributed income or loss of subsidiaries included in net investment income if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Dividends of $69,000,000 and $51,200,000 were paid on March 1, 2000 and June 4,
         1998, respectively. No dividends were paid in the year ended December 31, 1999 or the three months ended December 31, 1998.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000 and 1999 was approximately $168,367,000 and $261,539,000, respectively. The statutory net loss for the year ended December 31, 1998 was $98,766,000. The Company's statutory capital and surplus totaled approximately $719,946,000 at December 31, 2000 and $694,621,000 at December 31, 1999.

         In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification") which replaced the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting, effective January 1, 2001. Codification changes prescribed statutory accounting practices and will result in changes to the accounting practices that the company uses to prepare its statutory basis financial statements. Codification has been adopted by all fifty states as the prescribed basis of accounting, including Arizona. The impact of Codification on the Company's statutory surplus has not yet been determined.

         On June 30, 1999, the Parent cancelled the Company's surplus note payable of $170,436,000 and funds received were reclassified to Additional Paid-in Capital in the accompanying consolidated balance sheet. On September 9, 1999, the Company paid $170,500,000 to its Parent as a return of capital. On September 14, 1999 and October 25, 1999, the Parent contributed additional capital to the Company in the amounts of $54,250,000 and $60,000,000, respectively. Also on December 31, 1999, the Parent made a $150,000 contribution of partnership investments to the Company.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:

                                     Net Realized
                                      Investment
                                    Gains (Losses)     Operations           Total
                                    --------------     ----------         ---------
                                                      (In thousands)
YEAR ENDED DECEMBER 31, 2000:

Currently payable                     $   2,791         $  (8,473)        $  (5,682)
Deferred                                 (8,103)          122,230           114,127
                                      ---------         ---------         ---------

Total income tax expense              $  (5,312)        $ 113,757         $ 108,445
                                      =========         =========         =========



YEAR ENDED DECEMBER 31, 1999:

Currently payable                     $   6,846         $ 196,192         $ 203,038
Deferred                                (13,713)          (86,300)         (100,013)
                                      ---------         ---------         ---------
    Total income tax expense
      (benefit)                       $  (6,867)        $ 109,892         $ 103,025
                                      =========         =========         =========



THREE MONTHS ENDED DECEMBER
31, 1998:

Currently payable                     $     740         $   3,421         $   4,161
Deferred                                   (620)           16,565            15,945
                                      ---------         ---------         ---------
    Total income tax expense          $     120         $  19,986         $  20,106
                                      =========         =========         =========

YEAR ENDED SEPTEMBER 30, 1998:
Currently payable                     $   4,221         $  32,743         $  36,964
Deferred                                   (550)           34,637            34,087
                                      ---------         ---------         ---------
    Total income tax expense          $   3,671         $  67,380         $  71,051
                                      =========         =========         =========

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                      Years Ended December 31,       Three Months Ended     Year Ended
                                       2000              1999         December 31, 1998  September 30, 1998
                                     ---------         ---------     ------------------  ------------------
                                                               (In thousands)
Amount computed at
    statutory rate                   $ 113,406         $ 100,703         $  19,074         $  73,392
Increases (decreases)
    resulting from:
       Amortization of
          differences between
          book and tax bases
          of net assets
          acquired                         597               609               146               460
       State income taxes,
          net of federal tax
          benefit                        9,718             7,231             1,183             5,530
       Dividends-received
          deduction                    (10,900)           (3,618)             (345)           (7,254)
       Tax credits                      (2,382)           (1,346)                             (1,296)
       Other, net                       (1,994)             (554)               48               219
                                     ---------         ---------         ---------         ---------
       Total income tax
          expense                    $ 108,445         $ 103,025         $  20,106         $  71,051
                                     =========         =========         =========         =========

         For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at December 31, 2000. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                        December 31,      December 31,
                                                           2000               1999
                                                        ------------      ------------
                                                               (In thousands)
         DEFERRED TAX LIABILITIES:
         Investments                                     $  18,738         $  23,208
         Deferred acquisition costs                        317,995           272,697
         State income taxes                                  9,640             5,203
         Other liabilities                                  55,101            18,658
                                                         ---------         ---------
         Total deferred tax liabilities                    401,474           319,766
                                                         ---------         ---------

         DEFERRED TAX ASSETS:
         Contractholder reserves                          (247,591)         (261,781)
         Guaranty fund assessments                          (3,610)           (2,454)
         Deferred income                                   (28,982)          (48,371)
         Net unrealized losses on debt and equity
             securities available for sale                 (35,313)          (60,605)
                                                         ---------         ---------
         Total deferred tax assets                        (315,496)         (373,211)
                                                         ---------         ---------
         Deferred income taxes                           $  85,978         $ (53,445)
                                                         =========         =========

12       RELATED-PARTY MATTERS

         The Company pays commissions to five affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; and Spelman & Co. Inc. Commissions paid to these broker-dealers totaled $44,584,000 in the year ended December 31, 2000, $37,435,000 in the year ended December 31, 1999, $6,977,000 in the three months ended December 31, 1998 and $32,946,000 in the year ended September 30, 1998. These broker-dealers, when combined with the Company's wholly owned broker-dealer, distribute a significant portion of the Company's products, amounting to approximately 33.8%, 35.6%, 35.6% and 33.6% of premiums for each of the respective periods.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $132,034,000 for the year ended December 31, 2000, $105,059,000 for the year ended December 31, 1999, $21,593,000 for the three months ended December 31, 1998 and $84,975,000 for the year ended September 30, 1998. The marketing component of such costs during these periods amounted to $61,954,000, $53,385,000, $9,906,000 and $39,482,000,
         respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of such costs are included in General and Administrative Expenses in the income statement.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS (Continued)

         At December 31, 2000, the Company held no investments issued by any of its affiliates. At December 31, 1999, the Company held bonds with a fair value of $50,000 which were issued by its affiliate, International Lease Finance Corp. The amortized cost of these bonds is equal to the fair value.

         During the year ended December 31, 2000, FSA transferred $16,741,000 of cash to the Company related to policy enhancements of the New York Business from the Acquisition (see Note 4).

         During the year ended December 31, 2000, the Company transferred $20,055,000 of cash to the Parent as a result of policy enhancements granted to annuity policyholders who converted their MBL Life policies to policies of the Parent (see Note 4).

         During the year ended December 31, 2000, the Company sold various invested assets from the Parent for cash equal to their current market value of $6,362,000.

         During the year ended December 31, 1999, the Company transferred short-term investments and bonds to FSA with an aggregate fair value of $634,596,000 as part of the transfer of the New York Business from the Acquisition (See Note 4). The Company recorded a net realized loss of $5,144,000 on the transfer of these assets.

         During the year ended December 31, 1999, the Company purchased certain invested assets from SunAmerica for cash equal to their current market value of $161,159,000.

         During the year ended September 30, 1998, the Company sold various invested assets to SunAmerica for cash equal to their current market value of $64,431,000. The Company recorded a net gain aggregating $16,388,000 on such transactions.

         During the year ended September 30, 1998, the Company purchased certain invested assets from SunAmerica, the Parent and CalAmerica Life Insurance Company, a wholly-owned subsidiary of the Parent that has since merged into the Parent, for cash equal to their current market value which aggregated $20,666,000, $10,468,000 and $61,000, respectively.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS

         The Company has three business segments: annuity operations, asset management operations and broker-dealer operations. The accounting policies of the segments are the same as those described in Note 2 - Summary of Significant Accounting Policies. The Company evaluates performance and allocates reserves based on profit or loss from operations before income taxes. There were no intersegment revenues during all periods presented. Substantially all of the Company's revenues are derived from the United States. The Parent makes expenditures for long-lived assets for the annuity operations segment and allocates depreciation of such assets to the annuity operations segment.

         Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 16.9% of sales in the year ended December 31, 2000, 12.0% of sales in the year ended December 31, 1999, 14.7% in the three months ended December 31, 1998 and 16.8% in the year ended September 30, 1998. No other independent selling organization was responsible for 10% of sales for any such period. There was no single independent selling organization that accounted for 10% of sales in the asset management operations. Registered representatives sell products offered by the broker-dealer operations. Revenue from any single registered representative or group of registered representatives do not compose a material percentage of total revenues in the broker-dealer operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

         Summarized data for the Company's business segments follow:

                                                           Asset              Broker-
                                     Annuity             Management            Dealer
                                    Operations           Operations           Operations             Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
DECEMBER 31, 2000:

Investment income                  $    388,368         $      9,800         $      1,187         $    399,355
Interest expense                       (260,709)              (3,784)                (360)            (264,853)
                                   ------------         ------------         ------------         ------------
Net investment income                   127,659                6,016                  827              134,502
Net realized investment
    losses                              (15,177)                --                   --                (15,177)
Total fee income                        430,489               99,567               60,743              590,799
General and
    administrative expenses             (95,303)             (44,266)             (32,058)            (171,627)
Amortization of deferred               (125,035)             (32,972)                --               (158,007)
    acquisition costs
Annual commissions                      (56,473)                --                   --                (56,473)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    266,160         $     28,345         $     29,512         $    324,017
                                   ============         ============         ============         ============
Total assets                       $ 26,908,888         $    199,075         $     81,515         $ 27,189,478
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        454         $      1,600         $      2,054
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                     Annuity             Management             Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
DECEMBER 31, 1999:

Investment income                  $    505,962         $      9,072         $        967         $    516,001
Interest expense                       (354,263)              (3,085)                (389)            (357,737)
                                   ------------         ------------         ------------         ------------
Net investment income                   151,699                5,987                  578              158,264
Net realized investment
    losses                              (19,620)                --                   --                (19,620)
Total fee income                        349,066               55,885               48,411              453,362
General and
    administrative expenses             (93,449)             (24,856)             (28,378)            (146,683)
Amortization of deferred
    acquisition costs                   (94,910)             (21,930)                --               (116,840)
Annual commissions                      (40,760)                --                   --                (40,760)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    252,026         $     15,086         $     20,611         $    287,723
                                   ============         ============         ============         ============
Total assets                       $ 26,649,310         $    150,966         $     74,218         $ 26,874,494
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $      2,271         $      2,728         $      4,999
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                      Annuity            Management            Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
THREE MONTHS ENDED
DECEMBER 31, 1998:

Investment income                  $     52,424         $        971         $        158         $     53,553
Interest expense                        (26,842)                (752)                (101)             (27,695)
                                   ------------         ------------         ------------         ------------
Net investment income                    25,582                  219                   57               25,858
Net realized investment
    gains (losses)                         (238)                 509                 --                    271
Total fee income                         60,876               11,333               11,121               83,330
General and
    administrative expenses              (9,363)              (5,171)              (6,734)             (21,268)
Amortization of deferred
    acquisition costs                   (23,111)              (3,959)                --                (27,070)
Annual commissions                       (6,624)                --                   --                 (6,624)
                                   ------------         ------------         ------------         ------------
Pretax income                      $     47,122         $      2,931         $      4,444         $     54,497
                                   ============         ============         ============         ============
Total assets                       $ 22,982,323         $    104,473         $     59,537         $ 23,146,333
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        308         $      1,005         $      1,313
                                   ============         ============         ============         ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

13.      BUSINESS SEGMENTS (Continued)

                                                           Asset               Broker-
                                     Annuity             Management            Dealer
                                    Operations           Operations           Operations              Total
                                   ------------         ------------         ------------         ------------
                                                                  (In thousands)
YEAR ENDED
SEPTEMBER 30, 1998:

Investment income                  $    214,871         $      2,839         $      1,083         $    218,793
Interest expense                       (131,980)              (2,709)                (405)            (135,094)
                                   ------------         ------------         ------------         ------------
Net investment income                    82,891                  130                  678               83,699
Net realized investment
    gains (losses)                       19,615                 (133)                --                 19,482
Total fee income                        207,450               36,632               46,280              290,362
General and
    administrative expenses             (49,732)             (18,640)             (24,557)             (92,929)
Amortization of deferred
    acquisition costs                   (58,833)             (13,880)                --                (72,713)
Annual commissions                      (18,209)                --                   --                (18,209)
                                   ------------         ------------         ------------         ------------
Pretax income                      $    183,182         $      4,109         $     22,401         $    209,692
                                   ============         ============         ============         ============
Total assets                       $ 14,389,922         $    104,476         $     55,870         $ 14,550,268
                                   ============         ============         ============         ============
Expenditures for long-
    lived assets                   $       --           $        205         $      5,289         $      5,494
                                   ============         ============         ============         ============

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity)


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at December 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets for the year ended December 31, 2000, for the one month ended December 31, 1999, and for the year ended November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Woodland Hills, California
March 12, 2001

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000



                                               Growth     International     Growth-Income  Asset Allocation   High-Yield Bond
                                               Series            Series            Series            Series            Series
                                        -------------------------------------------------------------------------------------
Assets
 Investments in Anchor Pathway Fund,
   at market value                     $1,040,285,422    $  207,105,440    $  793,648,862    $  111,331,657    $   56,933,100
Liabilities                                         0                 0                 0                 0                 0
                                       --------------------------------------------------------------------------------------
Net Assets                             $1,040,285,422    $  207,105,440    $  793,648,862    $  111,331,657    $   56,933,100
                                       ======================================================================================
Accumulation units outstanding              6,551,581         6,499,972         8,257,801         3,256,556         1,285,011
                                       ======================================================================================
Series Without Enhanced Death Benefit:
 Net Assets                            $1,004,313,567    $  199,987,836    $  766,475,743    $  108,148,914    $   55,718,127
                                       ======================================================================================
 Accumulation units outstanding             6,324,341         6,275,900         7,974,201         3,163,168         1,257,504
                                       ======================================================================================
 Unit value of accumulation units      $       158.80    $        31.87    $        96.12    $        34.19    $        44.31
                                       ======================================================================================

Series With Enhanced Death Benefit:
 Net Assets                            $   35,971,855    $    7,117,604    $   27,173,119    $    3,182,743    $    1,214,973
                                       ======================================================================================

 Accumulation units outstanding               227,240           224,072           283,600            93,388            27,507
                                       ======================================================================================

 Unit value of accumulation units      $       158.30    $        31.76    $        95.82    $        34.08    $        44.17
                                       ======================================================================================


                                          U.S. Government/                Cash
                                                 AAA-Rated          Management
                                         Securities Series              Series               TOTAL
                                         ---------------------------------------------------------
Assets
 Investments in Anchor Pathway Fund,
   at market value                          $   57,487,445      $   54,330,664      $2,321,122,590
Liabilities                                              0                   0                   0
                                            ------------------------------------------------------
Net Assets                                  $   57,487,445      $   54,330,664      $2,321,122,590
                                            ======================================================
Accumulation units outstanding                   2,169,083           2,618,221
                                            ==================================
Series Without Enhanced Death Benefit:
 Net Assets                                 $   56,075,364      $   53,460,043
                                            ==================================
 Accumulation units outstanding                  2,115,636           2,576,143
                                            ==================================
 Unit value of accumulation units           $        26.51      $        20.75
                                            ==================================

Series With Enhanced Death Benefit:
 Net Assets                                 $    1,412,081      $      870,621
                                            ==================================
 Accumulation units outstanding                     53,447              42,078
                                            ==================================
 Unit value of accumulation units           $        26.42      $        20.69
                                            ==================================


                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000


                                                                     Market Value
                                                        Shares          Per Share       Market Value                   Cost
---------------------------------------------------------------------------------------------------------------------------
Growth Series                                       24,197,330            $ 42.99    $ 1,040,285,422          $ 971,075,023

International Series                                13,272,151              15.60        207,105,440            189,942,654

Growth-Income Series                                33,722,837              23.53        793,648,862            892,743,905

Asset Allocation Series                              9,239,203              12.05        111,331,657            118,901,960

High-Yield Bond Series                               6,499,153               8.76         56,933,100             76,214,650

U.S. Government / AAA-Rated Securities Series        5,512,618              10.43         57,487,445             60,579,253

Cash Management Series                               4,971,277              10.93         54,330,664             55,593,782
                                                                                     --------------------------------------
                                                                                     $ 2,321,122,590        $ 2,365,051,227
                                                                                     ======================================


                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000

                                                                    Growth      International     Growth-Income   Asset Allocation
                                                                    Series             Series            Series             Series
                                                               --------------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions                 $ 262,898,100     $  25,551,178     $ 205,982,585     $  18,829,995
                                                               --------------------------------------------------------------------
         Total investment income                                 262,898,100        25,551,178       205,982,585        18,829,995
                                                               --------------------------------------------------------------------
Expenses:
     Mortality risk charge                                        (9,542,679)       (2,059,870)       (6,449,676)         (902,711)
     Expense risk charge                                          (4,174,922)         (901,193)       (2,821,733)         (394,936)
     Distribution expense charge                                  (1,789,253)         (386,226)       (1,209,315)         (169,258)
     Enhanced Death Benefit                                          (39,792)           (8,764)          (27,064)           (3,194)
                                                               --------------------------------------------------------------------
         Total expenses                                          (15,546,646)       (3,356,053)      (10,507,788)       (1,470,099)
                                                               --------------------------------------------------------------------

Net investment income                                            247,351,454        22,195,125       195,474,797        17,359,896
                                                               --------------------------------------------------------------------

Net  realized gains (losses) from securities transactions:
         Proceeds from shares sold                               193,142,548        46,541,137       147,622,874        20,994,169
         Cost of shares sold                                    (129,706,135)      (33,650,056)     (143,821,555)      (20,700,643)
                                                               --------------------------------------------------------------------

Net realized gains (losses) from
     securities transactions                                      63,436,413        12,891,081         3,801,319           293,526
                                                               --------------------------------------------------------------------

Net  unrealized appreciation (depreciation) of investments:
         Beginning of period                                     352,688,520        86,660,519        37,786,748           900,632
         End of period                                            69,210,399        17,162,786       (99,095,043)       (7,570,303)
                                                               --------------------------------------------------------------------

Change in net unrealized appreciation
     (depreciation) of investments                              (283,478,121)      (69,497,733)     (136,881,791)       (8,470,935)
                                                               --------------------------------------------------------------------

Increase (decrease) in net assets from operations              $  27,309,746     $ (34,411,527)    $  62,394,325     $   9,182,487
                                                               ====================================================================



                                                                         U.S. Government/             Cash
                                                       High-Yield Bond          AAA-Rated       Management
                                                                Series  Securities Series            Series            TOTAL
                                                      -----------------------------------------------------------------------
Investment income:
     Dividends and capital gains distributions            $   8,167,112     $   4,274,904     $   3,490,950     $ 529,194,824
                                                      -----------------------------------------------------------------------
         Total investment income                              8,167,112         4,274,904         3,490,950       529,194,824
                                                      -----------------------------------------------------------------------

Expenses:
     Mortality risk charge                                     (500,898)         (461,362)         (489,228)      (20,406,424)
     Expense risk charge                                       (219,143)         (201,846)         (214,037)       (8,927,810)
     Distribution expense charge                                (93,919)          (86,505)          (91,731)       (3,826,207)
     Enhanced Death Benefit                                      (1,460)           (1,363)           (1,209)          (82,846)
                                                      -----------------------------------------------------------------------
         Total expenses                                        (815,420)         (751,076)         (796,205)      (33,243,287)
                                                      -----------------------------------------------------------------------

Net investment income                                         7,351,692         3,523,828         2,694,745       495,951,537
                                                      -----------------------------------------------------------------------

Net  realized gains (losses) from securities transacti
         Proceeds from shares sold                           19,683,341        16,099,334       115,947,691       560,031,094
         Cost of shares sold                                (24,287,040)      (17,220,941)     (115,172,505)     (484,558,875)
                                                      -----------------------------------------------------------------------

Net realized gains (losses) from
     securities transactions                                 (4,603,699)       (1,121,607)          775,186        75,472,219
                                                      -----------------------------------------------------------------------

Net  unrealized appreciation (depreciation) of investm
         Beginning of period                                (16,782,036)       (6,342,498)         (413,857)      454,498,028
         End of period                                      (19,281,550)       (3,091,808)       (1,263,118)      (43,928,637)
                                                      -----------------------------------------------------------------------

Change in net unrealized appreciation
     (depreciation) of investments                           (2,499,514)        3,250,690          (849,261)     (498,426,665)
                                                      -----------------------------------------------------------------------

Increase (decrease) in net assets from operations         $     248,479     $   5,652,911     $   2,620,670     $  72,997,091
                                                      =======================================================================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2000


                                                                     Growth      International    Growth-Income  Asset Allocation
                                                                     Series             Series           Series            Series
                                                            ----------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS:
 From operations:
      Net investment income                                  $   247,351,454    $    22,195,125    $ 195,474,797      $ 17,359,896
      Net realized gains (losses) from
          securities transactions                                 63,436,413         12,891,081        3,801,319           293,526
      Change in net unrealized appreciation
          (depreciation) of investments                         (283,478,121)       (69,497,733)    (136,881,791)       (8,470,935)
                                                            ----------------------------------------------------------------------
      Increase (decrease) in net assets from operations           27,309,746        (34,411,527)      62,394,325         9,182,487
                                                            ----------------------------------------------------------------------
 From capital transactions without enhanced death benefit:
          Net proceeds from units sold                            10,638,399          2,829,066        8,489,689           882,462
          Cost of units redeemed                                (152,209,673)       (36,874,168)    (115,989,385)      (16,308,170)
          Net transfers                                           14,550,745          3,528,605      (22,726,722)       (2,228,567)
                                                            ----------------------------------------------------------------------
      Decrease in net assets from capital transactions          (127,020,529)       (30,516,497)    (130,226,418)      (17,654,275)
                                                            ----------------------------------------------------------------------

 From capital transactions with enhanced death benefit:
          Net proceeds from units sold                               121,997              7,333           73,888             3,828
          Cost of units redeemed                                  (4,824,328)        (2,068,199)      (3,489,355)         (377,440)
          Net transfers                                            3,391,575            622,012         (219,413)         (146,423)
                                                            ----------------------------------------------------------------------
      Decrease in net assets from capital transactions            (1,310,756)        (1,438,854)      (3,634,880)         (520,035)
                                                            ----------------------------------------------------------------------
 Total decrease in net assets from
      capital transactions                                      (128,331,285)       (31,955,351)    (133,861,298)      (18,174,310)
 Decrease in net assets                                         (101,021,539)       (66,366,878)     (71,466,973)       (8,991,823)
 Net assets at beginning of period                             1,141,306,961        273,472,318      865,115,835       120,323,480
                                                            ----------------------------------------------------------------------
 Net assets at end of period                                 $ 1,040,285,422    $   207,105,440    $ 793,648,862      $111,331,657
                                                            ======================================================================

 ANALYSIS OF DECREASE
      IN UNITS OUTSTANDING:
 Series without enhanced death benefit:
      Units sold                                                      62,088             77,742           93,690            27,135
      Units redeemed                                                (888,998)        (1,011,654)      (1,288,834)         (505,508)
      Units transferred                                               76,270             76,673         (260,665)          (72,558)
                                                            ----------------------------------------------------------------------
 Decrease in units outstanding                                      (750,640)          (857,239)      (1,455,809)         (550,931)
 Beginning units                                                   7,074,981          7,133,139        9,430,010         3,714,099
                                                            ----------------------------------------------------------------------
 Ending units                                                      6,324,341          6,275,900        7,974,201         3,163,168
                                                            ======================================================================
 Series with enhanced death benefit:
      Units sold                                                         696                189              852               117
      Units redeemed                                                 (28,269)           (56,030)         (38,860)          (11,615)
      Units transferred                                               19,778             16,820           (2,691)           (5,096)
                                                            ----------------------------------------------------------------------
 Decrease in units outstanding                                        (7,795)           (39,021)         (40,699)          (16,594)
 Beginning units                                                     235,035            263,093          324,299           109,982
                                                            ----------------------------------------------------------------------
 Ending units                                                        227,240            224,072          283,600            93,388
                                                            ======================================================================





                                                                              U.S. Government             Cash
                                                           High-Yield Bond          AAA-Rated       Management
                                                                    Series  Securities Series           Series             TOTAL
                                                          ----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income                                 $     7,351,692   $     3,523,828   $     2,694,745   $   495,951,537
     Net realized gains (losses) from
         securities transactions                                (4,603,699)       (1,121,607)          775,186        75,472,219
     Change in net unrealized appreciation
         (depreciation) of investments                          (2,499,514)        3,250,690          (849,261)     (498,426,665)
                                                          ----------------------------------------------------------------------
     Increase (decrease) in net assets from operations             248,479         5,652,911         2,620,670        72,997,091
                                                          ----------------------------------------------------------------------
From capital transactions without enhanced death benefit:
         Net proceeds from units sold                              434,224           624,009         1,138,135        25,035,984
         Cost of units redeemed                                (11,553,043)      (11,049,256)      (29,423,274)     (373,406,969)
         Net transfers                                          (2,368,523)          587,510         7,034,239        (1,622,713)
                                                          ----------------------------------------------------------------------
     Decrease in net assets from capital transactions          (13,487,342)       (9,837,737)      (21,250,900)     (349,993,698)
                                                          ----------------------------------------------------------------------

From capital transactions with enhanced death benefit:
         Net proceeds from units sold                                  (31)            4,681            11,130           222,826
         Cost of units redeemed                                   (375,478)         (278,916)         (690,563)      (12,104,279)
         Net transfers                                            (125,684)          189,847        (1,359,790)        2,352,124
                                                          ----------------------------------------------------------------------
     Decrease in net assets from capital transactions             (501,193)          (84,388)       (2,039,223)       (9,529,329)
                                                          ----------------------------------------------------------------------
Total decrease in net assets from
     capital transactions                                      (13,988,535)       (9,922,125)      (23,290,123)     (359,523,027)
Decrease in net assets                                         (13,740,056)       (4,269,214)      (20,669,453)     (286,525,936)
Net assets at beginning of period                               70,673,156        61,756,659        75,000,117     2,607,648,526
                                                          ----------------------------------------------------------------------
Net assets at end of period                                $    56,933,100   $    57,487,445   $    54,330,664   $ 2,321,122,590
                                                          ======================================================================

ANALYSIS OF DECREASE
     IN UNITS OUTSTANDING:
Series without enhanced death benefit:
     Units sold                                                      9,783            25,468            56,250
     Units redeemed                                               (260,727)         (444,792)       (1,455,538)
     Units transferred                                             (52,433)           17,372           345,485
                                                          -----------------------------------------------------
Decrease in units outstanding                                     (303,377)         (401,952)       (1,053,803)
Beginning units                                                  1,560,881         2,517,588         3,629,946
                                                          -----------------------------------------------------
Ending units                                                     1,257,504         2,115,636         2,576,143
                                                          =====================================================
Series with enhanced death benefit:
     Units sold                                                          0               192               696
     Units redeemed                                                 (8,544)          (11,280)          (34,279)
     Units transferred                                              (2,860)            7,698           (68,539)
                                                          -----------------------------------------------------
Decrease in units outstanding                                      (11,404)           (3,390)         (102,122)
Beginning units                                                     38,911            56,837           144,200
                                                          -----------------------------------------------------
Ending units                                                        27,507            53,447            42,078
                                                          =====================================================


                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                             FOR THE ONE MONTH ENDED
                                DECEMBER 31, 1999


                                                                    Growth     International     Growth-Income  Asset Allocation
                                                                    Series            Series            Series            Series
                                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                   $    (1,208,382)  $      (284,820)  $      (945,795)  $      (132,076)
     Net realized gains (losses) from
         securities transactions                                 4,127,622           976,457           315,269           (24,539)
     Change in net unrealized appreciation
         (depreciation) of investments                         119,204,462        35,850,568        14,956,139         3,103,196
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from operations         122,123,702        36,542,205        14,325,613         2,946,581
                                                           ---------------------------------------------------------------------
From capital transactions without enhanced death benefit:
         Net proceeds from units sold                              707,956           213,372           446,350            50,864
         Cost of units redeemed                                (11,227,444)       (2,630,128)      (12,283,947)       (1,793,646)
         Net transfers                                          (1,739,330)         (493,824)       (2,239,426)         (973,132)
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                            (12,258,818)       (2,910,580)      (14,077,023)       (2,715,914)
                                                           ---------------------------------------------------------------------

From capital transactions with enhanced death benefit:
         Net proceeds from units sold                                2,720               591             4,880               355
         Cost of units redeemed                                   (162,413)          (57,273)         (224,831)          (13,867)
         Net transfers                                            (121,056)          143,646          (369,410)              930
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                               (280,749)           86,964          (589,361)          (12,582)
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets from
     capital transactions                                      (12,539,567)       (2,823,616)      (14,666,384)       (2,728,496)
Increase (decrease) in net assets                              109,584,135        33,718,589          (340,771)          218,085
Net assets at beginning of period                            1,031,722,826       239,753,729       865,456,606       120,105,395
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $ 1,141,306,961   $   273,472,318   $   865,115,835   $   120,323,480
                                                           ---------------------------------------------------------------------

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Series without enhanced death benefit:
     Units sold                                                      4,801             6,237             5,079             1,727
     Units redeemed                                                (75,809)          (76,825)         (141,548)          (58,097)
     Units transferred                                             (11,901)          (15,003)          (25,730)          (31,549)
                                                           ---------------------------------------------------------------------
Increase (decrease) in units outstanding                           (82,909)          (85,591)         (162,199)          (87,919)
Beginning units                                                  7,157,890         7,218,730         9,592,209         3,802,018
                                                           ---------------------------------------------------------------------
Ending units                                                     7,074,981         7,133,139         9,430,010         3,714,099
                                                           ---------------------------------------------------------------------
Series with enhanced death benefit:
     Units sold                                                         18                17                57                12
     Units redeemed                                                 (1,099)           (1,687)           (2,610)             (444)
     Units transferred                                                (741)            4,204            (4,187)               31
                                                           ---------------------------------------------------------------------
Increase (decrease) in units outstanding                            (1,822)            2,534            (6,740)             (401)
Beginning units                                                    236,857           260,559           331,039           110,383
                                                           ---------------------------------------------------------------------
Ending units                                                       235,035           263,093           324,299           109,982
                                                           =====================================================================



                                                                             U.S. Government            Cash
                                                           High-Yield Bond         AAA-Rated       Management
                                                                    Series  Securities Series           Series             TOTAL
                                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment loss                                   $       (79,443)  $       (69,416)  $       (81,452)  $    (2,801,384)
     Net realized gains (losses) from
         securities transactions                                  (658,235)         (171,174)          (31,245)        4,534,155
     Change in net unrealized appreciation
         (depreciation) of investments                           1,439,457           (86,250)          354,292       174,821,864
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from operations             701,779          (326,840)          241,595       176,554,635
                                                           ---------------------------------------------------------------------
From capital transactions without enhanced death benefit:
         Net proceeds from units sold                               25,373            20,056            21,287         1,485,258
         Cost of units redeemed                                 (1,146,825)       (1,203,690)       (3,626,251)      (33,911,931)
         Net transfers                                          (1,434,278)         (144,949)        7,186,045           161,106
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                             (2,555,730)       (1,328,583)        3,581,081       (32,265,567)
                                                           ---------------------------------------------------------------------

From capital transactions with enhanced death benefit:
         Net proceeds from units sold                                    0             3,662             1,000            13,208
         Cost of units redeemed                                    (18,393)           (4,575)           (1,351)         (482,703)
         Net transfers                                             (37,926)           (3,902)          390,143             2,425
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                                (56,319)           (4,815)          389,792          (467,070)
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets from
     capital transactions                                       (2,612,049)       (1,333,398)        3,970,873       (32,732,637)
Increase (decrease) in net assets                               (1,910,270)       (1,660,238)        4,212,468       143,821,998
Net assets at beginning of period                               72,583,426        63,416,897        70,787,649     2,463,826,528
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $    70,673,156   $    61,756,659   $    75,000,117   $ 2,607,648,526
                                                           =====================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Series without enhanced death benefit:
     Units sold                                                        591               852             1,080
     Units redeemed                                                (26,208)          (49,990)         (182,787)
     Units transferred                                             (32,402)           (6,043)          362,365
                                                           ---------------------------------------------------
Increase (decrease) in units outstanding                           (58,019)          (55,181)          180,658
Beginning units                                                  1,618,900         2,572,769         3,449,288
                                                           ---------------------------------------------------
Ending units                                                     1,560,881         2,517,588         3,629,946
                                                           ===================================================
Series with enhanced death benefit:
     Units sold                                                          0               153                51
     Units redeemed                                                   (420)             (191)              (68)
     Units transferred                                                (866)             (161)           19,653
                                                           ---------------------------------------------------
Increase (decrease) in units outstanding                            (1,286)             (199)           19,636
Beginning units                                                     40,197            57,036           124,564
                                                           ---------------------------------------------------
Ending units                                                        38,911            56,837           144,200
                                                           ===================================================

                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the PATHWAY Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                NOVEMBER 30, 1999

                                                                   Growth      International     Growth-Income  Asset Allocation
                                                                   Series             Series            Series            Series
                                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income                                 $   232,765,155   $    30,264,795   $   241,303,065   $    27,071,220
     Net realized gains (losses) from
         securities transactions                                54,794,413         5,881,466        37,168,948         3,474,216
     Change in net unrealized appreciation
         (depreciation) of investments                          51,904,742        44,599,764      (185,633,552)      (21,034,151)
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from operations         339,464,310        80,746,025        92,838,461         9,511,285
                                                           ---------------------------------------------------------------------
From capital transactions without enhanced death benefit:
         Net proceeds from units sold                           13,100,876         3,101,237        13,436,793         2,523,920
         Cost of units redeemed                               (131,492,615)      (31,530,857)     (121,983,041)      (22,315,136)
         Net transfers                                         (17,909,381)       (4,438,860)      (29,366,689)       (3,467,977)
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                           (136,301,120)      (32,868,480)     (137,912,937)      (23,259,193)
                                                           ---------------------------------------------------------------------

From capital transactions with enhanced death benefit:
         Net proceeds from units sold                              244,663            27,398            70,854            16,838
         Cost of units redeemed                                 (3,139,584)       (1,035,441)       (2,819,358)         (371,653)
                                                           ---------------------------------------------------------------------
         Net transfers                                           1,535,683           589,778         1,344,053           138,716
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                             (1,359,238)         (418,265)       (1,404,451)         (216,099)
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets from
     capital transactions                                     (137,660,358)      (33,286,745)     (139,317,388)      (23,475,292)
Increase (decrease) in net assets                              201,803,952        47,459,280       (46,478,927)      (13,964,007)
Net assets at beginning of period                              829,918,874       192,294,449       911,935,533       134,069,402
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $ 1,031,722,826   $   239,753,729   $   865,456,606   $   120,105,395
                                                           =====================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Series without enhanced death benefit:
     Units sold                                                    106,290           125,490           158,990            83,909
     Units redeemed                                             (1,124,346)       (1,238,410)       (1,423,871)         (747,714)
     Units transferred                                            (143,990)         (185,282)         (329,367)         (114,423)
                                                           ---------------------------------------------------------------------
Increase (decrease) in units outstanding                        (1,162,046)       (1,298,202)       (1,594,248)         (778,228)
Beginning units                                                  8,319,936         8,516,932        11,186,457         4,580,246
                                                           ---------------------------------------------------------------------
Ending units                                                     7,157,890         7,218,730         9,592,209         3,802,018
                                                           =====================================================================
Series with enhanced death benefit:
     Units sold                                                      1,858             1,008               661               597
     Units redeemed                                                (25,992)          (39,577)          (32,294)          (12,361)
     Units transferred                                              14,400            24,544            16,366             4,976
                                                           ---------------------------------------------------------------------
Increase (decrease) in units outstanding                            (9,734)          (14,025)          (15,267)           (6,788)
Beginning units                                                    246,591           274,584           346,306           117,171
                                                           ---------------------------------------------------------------------
Ending units                                                       236,857           260,559           331,039           110,383
                                                           =====================================================================


                                                                              U.S. Government             Cash
                                                           High-Yield Bond          AAA-Rated       Management
                                                                    Series  Securities Series           Series             TOTAL
                                                           ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
     Net investment income                                 $    14,618,129   $     5,197,756   $     3,198,931   $   554,419,051
     Net realized gains (losses) from
         securities transactions                                (2,214,298)       (1,247,463)          260,525        98,117,807
     Change in net unrealized appreciation
         (depreciation) of investments                         (15,534,103)       (4,366,252)       (1,104,837)     (131,168,389)
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from operations          (3,130,272)         (415,959)        2,354,619       521,368,469
                                                           ---------------------------------------------------------------------
From capital transactions without enhanced death benefit:
         Net proceeds from units sold                            1,426,041         1,211,804         1,498,214        36,298,885
         Cost of units redeemed                                (14,151,044)      (13,908,469)      (41,669,609)     (377,050,771)
         Net transfers                                          (9,435,709)       (2,651,691)       44,373,459       (22,896,848)
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                            (22,160,712)      (15,348,356)        4,202,064      (363,648,734)
                                                           ---------------------------------------------------------------------

From capital transactions with enhanced death benefit:
         Net proceeds from units sold                                3,860            34,919            21,729           420,261
         Cost of units redeemed                                   (439,078)         (370,879)       (3,103,222)      (11,279,215)
         Net transfers                                            (697,580)         (103,834)        3,552,013         6,358,829
                                                           ---------------------------------------------------------------------
     Increase (decrease) in net assets from capital
       transactions                                             (1,132,798)         (439,794)          470,520        (4,500,125)
                                                           ---------------------------------------------------------------------
Total increase (decrease) in net assets from
     capital transactions                                      (23,293,510)      (15,788,150)        4,672,584      (368,148,859)
Increase (decrease) in net assets                              (26,423,782)      (16,204,109)        7,027,203       153,219,610
Net assets at beginning of period                               99,007,208        79,621,006        63,760,446     2,310,606,918
                                                           ---------------------------------------------------------------------
Net assets at end of period                                $    72,583,426   $    63,416,897   $    70,787,649   $ 2,463,826,528
                                                           =====================================================================

ANALYSIS OF INCREASE (DECREASE)
     IN UNITS OUTSTANDING:
Series without enhanced death benefit:
     Units sold                                                     34,677            50,256            77,574
     Units redeemed                                               (320,670)         (576,570)       (2,141,269)
     Units transferred                                            (205,338)         (109,978)        2,291,458
                                                           ---------------------------------------------------
Increase (decrease) in units outstanding                          (491,331)         (636,292)          227,763
Beginning units                                                  2,110,231         3,209,061         3,221,525
                                                           ---------------------------------------------------
Ending units                                                     1,618,900         2,572,769         3,449,288
                                                           ===================================================
Series with enhanced death benefit:
     Units sold                                                         82             1,421             1,127
     Units redeemed                                                 (9,790)          (15,345)         (159,734)
     Units transferred                                             (15,639)           (4,292)          182,778
                                                           ---------------------------------------------------
Increase (decrease) in units outstanding                           (25,347)          (18,216)           24,171
Beginning units                                                     65,544            75,252           100,393
                                                           ---------------------------------------------------
Ending units                                                        40,197            57,036           124,564
                                                           ===================================================


                See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     -----------------------------------------------------------

     Variable Separate Account (Portion Relating to the PATHWAY Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services company. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account contracts are sold through the Company's six wholly-owned or affiliated broker-dealers, over 900 independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of seven variable series (the "Variable Accounts"). Each of the Variable Accounts is invested solely in shares of a designated series of the Anchor Pathway Fund (the "Fund"). The Fund is a diversified, open-end, affiliated investment company, which retains an investment adviser to assist in the investment activities of the Fund. The contract holder may elect to have payments allocated to a guaranteed-interest fund of the Company (the "General Account"), which is not a part of the Separate Account. The financial statements include balances allocated by the contract holder to the seven Variable Accounts and do not include balances allocated to the General Account.

     The inception dates of the seven individual funds are the following: May 9, 1990 for the International Portfolio; May 5, 1989 for the Asset Allocation Portfolio; November 19, 1985 for the U.S. Government/AAA-Rated Securities Portfolio; February 8, 1984 for the Cash Management Series, the Growth Series, Growth-Income Series, and High-Yield Bond Series Portfolios.

     The investment objectives and policies of the seven series of the Fund are summarized below:

     The GROWTH SERIES seeks growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics that demonstrated the potential for appreciation.

     The INTERNATIONAL SERIES seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities with common stock characteristics of issuers that are domiciled outside the U.S., including those domiciled in developing countries.

     The GROWTH-INCOME SERIES seeks growth of capital and income. This portfolio invests primarily in common stocks or securities with common stock characteristics that demonstrate the potential for solid growth and dividends.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
     -----------------------------------------------------------------------

     The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified portfolio of common stocks, bonds and money market instruments.

     The HIGH-YIELD BOND SERIES seeks a high level of current income with capital appreciation as a secondary objective. This portfolio invests primarily in intermediate and long-term corporate debt securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate securities, which are commonly known as "junk bonds."

     The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital. This portfolio invests primarily in a combination of securities issued or guaranteed by the U.S. Government (i.e., backed by the full faith and credit of the U.S. government) and other debt securities rated in the highest rating category (or that are determined to be of comparable quality by the investment adviser).

     CASH MANAGEMENT SERIES seeks high current yield while preserving capital. This portfolio invests primarily in high quality money market instruments.

     Purchases and sales of shares of the portfolios of the Fund are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Fund are recognized at the date of sale and are determined on an average cost basis.

     Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

     In October, 1997, the Company began to offer an enhanced death benefit to existing and new policyholders. Choice of this benefit results in a 0.10% increase in the Mortality Risk Charge (See Note 2), and therefore in slightly reduced accumulation unit values. The two accumulation unit values for each Variable Account are computed daily based on the total net assets applicable to policies with and without the enhanced benefit, respectively. The accumulation unit values, the transactions, the number of units and the separate account assets related to policies with and without the enhanced death benefit are shown separately in the financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS




     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
     -----------------------------------------------------------------------

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

2.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

     WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount equals 10% of the total of purchase payments made more than one year prior to the date of withdrawal. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge of 5% is imposed on the excess for the first five contract years and paid to the Company.

     The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge will apply.

     CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the date when annuity payments begin. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender, upon death of

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


     CHARGES AND DEDUCTIONS (continued)

     the contract holder or upon annuitization; however, it reserves the right to deduct premium taxes when incurred or upon the payment of the death benefit.

     MORTALITY RISK CHARGE: The Company deducts a mortality risk charge, which equals an annual rate of 0.80% of the net asset value of each series, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits. If the contract holder elects the optional enhanced guaranteed minimum death benefit, the mortality risk premium will equal an annual rate of 0.90% of the net asset value of each series, computed on a daily basis.

     EXPENSE RISK CHARGE: The Company deducts an expense risk charge, which equals an annual rate of 0.35% of the net asset value of each series, computed on a daily basis. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

     DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each series, computed on a daily basis. The distribution expense charge is designed to compensate the Company for assuming a distribution expense risk due to the guarantee that the contingent deferred sales charge stated in the Contract will not be increased.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE PATHWAY VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.   INVESTMENT IN ANCHOR PATHWAY FUND
     ---------------------------------

     The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2000 consist of the following:


                                                    Cost of Shares          Proceeds From
      Variable Accounts                                   Acquired            Shares Sold
      -----------------                              -------------          -------------
      Growth Series                                   $312,162,717           $193,142,548
      International Series                              36,780,911             46,541,137
      Growth-Income Series                             209,236,373            147,622,874
      Asset Allocation Series                           20,179,755             20,994,169
      High-Yield Bond Series                            13,046,498             19,683,341
      U.S. Government/AAA-Rated
         Securities Series                               9,701,037             16,099,334
      Cash Management Series                            95,352,313            115,947,691


4.   FEDERAL INCOME TAXES

     The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION


Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------

       The following financial statements are included in Part B of the Registration Statement:


               The audited consolidated financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998.



               The audited financial statements of Variable Separate Account (Portion Relating to the Pathway Variable Annuity) at December 31, 2000, for the year ended December 31, 2000, for the one month ended December 31, 1999 and for the year ended November 30, 1999.



(b)    Exhibits
----------------

(1)            Resolutions Establishing Separate Account......                ***
(2)            Custody Agreements.............................                **
(3)            (a) Distribution Contract......................                ***
               (b) Selling Agreement..........................                ***
(4)            Variable Annuity Contract......................                ***
(5)            Application for Contract.......................                ***
(6)            Depositor - Corporate Documents
               (a) Certificate of Incorporation...............                ***
               (b) By-Laws....................................                *
(7)            Reinsurance Contract...........................                **
(8)            Fund Participation Agreement...................                ***
(9)            Opinion of Counsel.............................                ***
               Consent of Counsel.............................                ***
(10)           Consent of Independent Accountants.............                *
(11)           Financial Statements Omitted from Item 23......                **
(12)           Initial Capitalization Agreement...............                **
(13)           Performance Computations.......................                **
(14)           Diagram and Listing of All Persons Directly
               or Indirectly Controlled By or Under Common
               Control with Anchor National Life Insurance
               Company, the Depositor of Registrant...........                *
(15)           Powers of Attorney.............................                ****
(27)           Financial Data Schedules.......................                **


    * Filed Herewith
   ** Not Applicable
  *** Filed on January 29, 1998, Post-Effective Amendments 27 and 20 to this
      Registration Statement
 **** Filed on January 27, 1997, Post-Effective Amendment 26 and 19 to this
      Registration Statement
Item 25.  Directors and Officers of the Depositor
-------------------------------------------------
               The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                                       Position
----                                       --------

Jay S. Wintrob               Chief Executive Officer, President and Director
James R. Belardi             Senior Vice President and Director
Marc H. Gamsin               Senior Vice President and Director
Jana W. Greer                Senior Vice President and Director
N. Scott Gillis              Senior Vice President and Director
Edwin R. Raquel              Senior Vice President and Chief Actuary
Scott H. Richland            Vice President
Edward P. Nolan*             Vice President
Gregory M. Outcalt           Senior Vice President
Mark A. Zaeske               Treasurer
P. Daniel Demko, Jr.         Vice President
J. Franklin Grey             Vice President
Stewart R. Polakov           Vice President
Maurice S. Hebert            Vice President and Controller
Lawrence M. Goldman          Vice President and Assistant Secretary
Christine A. Nixon           Vice President and Secretary
Ron H. Tani                  Vice President
Virginia N. Puzon            Assistant Secretary

------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525
Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------


               The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of this Registration Statement, which is filed herein. As of January 4, 1999, Anchor National became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed April 2, 2001.



Item 27.   Number of Contract Owners
------------------------------------


               As of March 30, 2001, the number of Contracts funded by the Variable Separate Account was 29,462, of which 14,634 were owners of Qualified Contracts and 14,828 were owners of Non-Qualified Contracts.


Item 28.  Indemnification
-------------------------

               None.


Item 29.   Principal Underwriter
--------------------------------

               SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

SunAmerica Capital Services, Inc. also acts as the principal underwriter to the following:

     -    Presidential Variable Account One
     -    FS Variable Separate Account
     -    Variable Annuity Account One
     -    FS Variable Annuity Account One
     -    Variable Annuity Account Four
     -    Variable Annuity Account Five
     -    Variable Annuity Account Seven
     -    SunAmerica Income Funds
     -    SunAmerica Equity Funds
     -    SunAmerica Money Market Funds, Inc.
     -    Style Select Series, Inc.
     -    SunAmerica Strategic Investment Series, Inc.

               Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


               Name                                                     Position with Distributor
               ----                                                     -------------------------

               J. Steven Neamtz                                    Director and President
               Robert M. Zakem                                     Director, Executive Vice
                                                                     President, General Counsel
                                                                     and Assistant Secretary
               Peter A. Harbeck                                    Director
               James Nichols                                       Vice President
               Christine A. Nixon                                  Secretary
               Debbie Potash-Turner                                Controller
               Lawrence M. Goldman                                 Assistant Secretary
               Virginia N. Puzon                                   Assistant Secretary

                             Net
                             Distribution            Compensation

Name of                  Discounts and      on Redemption        Brokerage
Distributor              Commissions        Annuitization        Commission   Commissions*
------------             --------------     -------------        -----------  ------------
SunAmerica               None                None                 None         None
 Capital
 Services, Inc.


------------------

* Distribution fee is paid by Anchor National Life Insurance Company.

Item 30.   Location of Accounts and Records
--------------------------------------------

               Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

               State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31.  Management Services
-----------------------------

               Not Applicable.


Item 32.  Undertakings
----------------------

               Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.  Representation
------------------------

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

    1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

    2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

    3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
         Section 403(b)(11) to the attention of the potential participants;

    4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's
         Section 403(b) arrangement to which the participant may elect to transfer his contract value.


b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company and Registrant represent that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


               As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 23rd day of April, 2001.



                                VARIABLE SEPARATE ACCOUNT
                                        (Registrant)

                                By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                            (Depositor)



                                By: /S/ JAY S. WINTROB
                                ----------------------------------------
                                        Jay S. Wintrob
                                        President



                                By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                                    (Depositor, on behalf of itself and
                                    Registrant)



                                By: /S/ JAY S. WINTROB
                                ----------------------------------------
                                        Jay S. Wintrob
                                        President






               As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


SIGNATURE                                TITLE                        DATE


/s/ JAY S. WINTROB                 Chief Executive Officer,           April 23, 2001
------------------------           President and Director
Jay S. Wintrob                     (Principal Executive
                                   Officer)




MARC H. GAMSIN*                    Senior Vice President              April 23, 2001
------------------------           and Director
Marc H. Gamsin



N. SCOTT GILLIS*                   Senior Vice President              April 23, 2001
------------------------           and Director
N. Scott Gillis                    (Principal Financial Officer)



JAMES R. BELARDI*                  Senior Vice President and          April 23, 2001
------------------------           Director
James R. Belardi


JANA W. GREER*                     Senior Vice President          April 23, 2001
------------------------           and Director
Jana W. Greer


MAURICE S. HEBERT*                 Vice President and             April 23, 2001
------------------------           Controller
Maurice S. Hebert                  (Principal Accounting
                                   Officer)


* By: /S/ CHRISTINE A. NIXON       Attorney-in-Fact               April 23, 2001
     -----------------------
      Christine A. Nixon

Date:  April 23, 2001

                                  EXHIBIT INDEX



Exhibit                Description
-------                -----------

6(b)              Amended and Restated Bylaws of Anchor National Life
                  Insurance Company

(10)              Consent of Independent Accountants
(14)              Diagram and Listing of All Persons Directly or
                  Indirectly Controlled By or Under Common Control with Anchor National Life Insurance Company, the Despositor of Registrant